SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: November 30, 2012
Date of reporting period: November 30, 2012

Item 1. Annual Report.

Short-Term Bond | STBFX

Bond Income | SBIFX

Core | SCORX

Global High Income | SGHIX

Growth | SSGFX

International | SSIFX

SEXTANT MUTUAL FUNDS

Annual Report

November 30, 2012

Sextant Mutual Funds

Annual Report

November 30, 2012

Performance Summary (as of December 31, 2012) (unaudited)

Comparative returns and percentile Morningstar™ category rankings (1 is best)†

Average Annual Returns vs. Category Average Returns	10 Year	5 Year	3 Year	1 Year	Expense Ratio ¹
Sextant Short-Term Bond vs. Short-Term Bond category
Fund return	2.97%	2.89%	2.07%	0.86%	1.33%
Morningstar category	3.20%	3.30%	3.21%	3.67%	N/A
% Rank (category size)	65 (206)	63 (319)	80 (357)	93 (413)	N/A

Sextant Bond Income vs. Intermediate-Term Bond category
Fund return	4.81%	6.07%	7.30%	6.25%	1.26%
Morningstar category	5.11%	6.07%	6.96%	7.01%	N/A
% Rank (category size)	62 (612)	50 (874)	36 (1001)	57 (1165)	N/A

Sextant Core² vs. Moderate Allocation category
Fund return	N/A	2.19%	5.56%	5.80%	1.14%
Morningstar category	6.39%	2.32%	7.70%	11.72%	N/A
% Rank (category size)	N/A	60 (707)	91 (810)	96 (936)	N/A

Sextant Growth vs. Large Growth category
Fund return	8.02%	0.86%	7.81%	14.09%	0.84%
Morningstar category	7.12%	1.12%	9.30%	15.34%	N/A
% Rank (category size)	25 (863)	57 (1301)	75 (1503)	61 (1681)	N/A

Sextant International vs. Foreign Large Blend category
Fund return	11.23%	-0.15%	3.27%	8.12%	0.88%
Morningstar category	7.92%	-3.60%	3.89%	18.29%	N/A
% Rank (category size)	6 (325)	6 (589)	66 (713)	99 (786)	N/A

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 800/SATURNA or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.sextantfunds.com, or call toll-free 800/SATURNA. Please read the prospectus or summary prospectus carefully before investing.

¹By regulation, the expense ratios shown in this table are as of the Funds' most recent prospectus which is dated March 30, 2012, and incorporates results from the fiscal year ended November 30, 2011. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period (shown on page 4). Average annual total returns include changes in principal value, reinvested dividends and capital gain distributions, if any.

²Sextant Core began operations March 30, 2007.

The Sextant Global High Income Fund began operations March 30, 2012 and does not yet have annualized returns to report. The Sextant Global High Income Fund is not yet rated or ranked by Morningstar.

† Morningstar 12/31/2012. Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The 12-month Rank shows how each Fund ranks in its Morningstar peer category for the 12 months ended Dec. 31, 2012. Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns do account for management, administrative, and 12b-1 fees and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Sextant Short-Term Bond was 133rd of 206 Short-Term Bond funds in the last 10 years, 202nd of 319 funds in the last 5 years, 287th of 357 funds in the last 3 years, and 387th of 413 funds in the last year. Sextant Bond Income was 383rd of 612 Intermediate-Term Bond funds in the last 10 years, 434th of 874 funds in the last 5 years, 357th of 1001 funds in the last 3 years, and 660th of 1165 funds in the last year. Sextant Core was 426th of 707 Moderate Allocation funds in the last 5 years, 740th of 810 funds in the last 3 years, and 904th of 936 funds in the last year. Sextant Growth was 216th of 863 Large Growth funds in the last 10 years, 739th of 1301 funds in the last 5 years, 1137th of 1503 funds in the last 3 years, and 1024th of 1681 funds in the last year. Sextant International was 20th of 325 Foreign Large Blend funds in the last 10 years, 36th of 589 funds in the last 5 years, 470th of 713 funds in the last 3 years, and 783rd of 786 funds in the last year.

2     |     November 30, 2012 Annual Report

Fellow Shareowners:

As the world worries about recessions, financial crises, and spending addictions, the Sextant Funds continue to serve their investors with positive returns. For the fiscal year ended November 30, 2012, Sextant Growth returned 12.64%, Sextant International returned 4.05%, and Sextant Core Fund appreciated 5.75%. During the same period the S&P U.S. 500 Index returned 16.13%, while the S&P Global 1200 Index appreciated 14.58%.

Relaxed central bank credit facilities greatly helped markets over the last year. For the most safety-conscious, the low volatility Sextant Short-Term Bond Fund returned 0.89%. The longer-term Sextant Bond Income Fund returned 7.64%. Our newest fund, Sextant Global High Income, has yet to complete a year's operations.

Pumped by generally rising markets, assets of all six Sextant Funds increased, with the total up 14% for the twelve months to $235.4 million. The combination of spreading fixed expenses over higher assets and the effects of Sextant's performance fee structure (based on one-year results relative to Morningstar categories) result in low annualized expense ratios. To help investment results through lowering expenses, Saturna Capital caps the Bond Income Fund and Global High Income Fund expenses at .90%, and Short-Term Bond Fund's expenses at 0.75%.

Long-term Results

As long-term investors, we stress the importance of measuring performance over multiple years. This reveals how a fund performs during both good times and bad. The Performance Summary tables (for calendar years ended December 31, 2012, on the previous page, and for fiscal years ended November 30, 2012, on the next page) provide comparative returns and Morningstar category rankings, so you may review Fund performance for periods up to ten years.

Going Forward

Governments everywhere are being forced to make cuts, and economic growth is slow as worried consumers and employers hold back on spending. Central banks are printing money to support banks and sovereign debt, yet deflation appears more likely than inflation. Interest rates are at multi-generational lows, but the resulting economic stimulus is minimal due to the shyness of lenders. One brightening spot is U.S. housing, where borrowers can still get highly attractive mortgages.

This creates a mixed climate for the world's equity markets. We will continue to invest in innovative companies with the strong business advantages and balance sheets needed to navigate these trying times. We aim to avoid companies dependent on government spending, and the regions and countries that will be hurt the most in continuing austerity.

We expect a long, slow transition to higher interest rates. Bondholders are being rewarded with real returns. Low interest rates today reflect high confidence among Americans and investors around the world that current economic storms will be survived.

The Sextant Funds continue to offer investors a broad mix of investment vehicles: growth equities, international exposure, a blended portfolio, plus short-term and long-term fixed income options. The new Global High Income Fund is especially attractive to risk-averse investors seeking income from a broadly diversified portfolio. This Fund array serves our investors in both bull and bear markets by seeking steady, long-term growth with a focus on preservation of capital.

The Sextant Funds are crafted in part to provide investment vehicles for tax-deferred retirement and savings plans. Saturna Capital offers well-regarded administration services for Individual Retirement Accounts, Health Savings Accounts, Education Savings Accounts, and 401(k) plans. Please consider the extra advantages of compounding your returns inside these plans.

Kindly review the following pages for more information about each Fund.

Respectfully,

Nicholas Kaiser, President
(Manager — Sextant Growth, Sextant International)

Phelps McIlvaine, Vice President
(Manager — Sextant Short-Term Bond, Sextant Bond Income)

Peter Nielsen, Senior Analyst
(Manager — Sextant Core)

Bryce Fegley, Investment Analyst
(Co-manager — Sextant Global High Income)

John Scott, Investment Analyst
(Co-manager — Sextant Global High Income)

November 30, 2012 Annual Report     |     3

Performance Summary (as of November 30, 2012) (unaudited)

Comparative returns and percentile Morningstar™ category rankings (1 is best)†

Average Annual Returns vs. Category Average Returns	10 Year	5 Year	3 Year	1 Year	Expense Ratio¹
Sextant Short-Term Bond vs. Short-Term Bond category
Fund return	3.17%	2.90%	1.72%	0.89%	1.33%
Morningstar category	3.31%	3.31%	3.03%	3.91%	N/A
% Rank (category size)	56 (201)	65 (317)	84 (354)	94 (406)	N/A

Sextant Bond Income vs. Intermediate-Term Bond category
Fund return	5.19%	6.09%	6.67%	7.64%	1.26%
Morningstar category	5.31%	6.07%	6.66%	8.30%	N/A
% Rank (category size)	54 (611)	50 (873)	47 (992)	56 (1153)	N/A

Sextant Core² vs. Moderate Allocation category
Fund return	N/A	1.87%	5.61%	5.75%	1.14%
Morningstar category	6.02%	2.08%	7.92%	11.05%	N/A
% Rank (category size)	N/A	63 (678)	92 (774)	96 (886)	N/A

Sextant Growth vs. Large Growth category
Fund return	7.35%	0.65%	8.80%	12.64%	0.84%
Morningstar category	6.30%	1.01%	10.30%	13.36%	N/A
% Rank (category size)	22 (847)	58 (1274)	73 (1470)	59 (1635)	N/A

Sextant International vs. Foreign Large Blend category
Fund return	10.25%	-0.93%	2.94%	4.05%	0.88%
Morningstar category	7.09%	-4.67%	3.20%	11.44%	N/A
% Rank (category size)	5 (325)	5 (591)	56 (714)	99 (802)	N/A

Performance data quoted above represents past performance and is no guarantee of future results. Results are shown for 12 months ended November 30, 2012 ("1 Year" column above) because the Sextant Funds' performance fees are based on the same period. Results are shown for other fiscal periods by regulation. The Adviser has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

¹By regulation, the expense ratios shown in this table are as of the Funds' most recent prospectus which is dated March 30, 2012, and incorporates results from the fiscal year ended November 30, 2011. Ratios presented in this table differ from expense ratios shown elsewhere in this report as they represent different fiscal periods.

²Sextant Core began operations on March 30, 2007.

The Sextant Global High Income Fund began operations March 30, 2012 and does not yet have annualized returns to report. The Sextant Global High Income Fund is not yet rated or ranked by Morningstar.

†Morningstar 11/30/2012. Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The 1 Year Rank shows how each Fund ranks in its Morningstar peer category for the year ended November 30, 2012.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Sextant Short-Term Bond was 113th of 201 Short-Term Bond funds in the last 10 years, 206th of 317 funds in the last 5 years, 299th of 354 funds in the last 3 years, and 385th of 406 funds in the last year. Sextant Bond Income was 330th of 611 Intermediate-Term Bond funds in the last 10 years, 439th of 873 funds in the last 5 years, 465th of 992 funds in the last 3 years, and 644th of 1153 funds in the last year. Sextant Core was 426th of 678 Moderate Allocation funds in the last 5 years, 719th of 774 funds in the last 3 years, and 851st of 886 funds in the last year. Sextant Growth was 182nd of 847 Large Growth funds in the last 10 years, 740th of 1274 funds in the last 5 years, 1071st of 1470 funds in the last 3 years, and 958th of 1635 funds in the last year. Sextant International was 17th of 325 Foreign Large Blend funds in the last 10 years, 28th of 591 funds in the last 5 years, 411th of 714 funds in the last 3 years, and 795th of 802 funds in the last year.

4     |     November 30, 2012 Annual Report

Sextant Short-Term Bond Fund

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2012)
	10 Year	5 Year	1 Year	Expense Ratio¹
Sextant Short-Term Bond Fund	3.17%	2.90%	0.89%	1.33%
Citigroup Gov./Corp. Inv. Grade Index 1-3 Years	3.24%	2.90%	1.27%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2002, to an identical amount invested in the Citigroup Gov./Corp. Investment Grade Index 1-3 Years, a broad-based index of investment grade bond prices. The graph shows that an investment in the Fund would have risen to $13,664 versus $13,757 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and & "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares. The Adviser has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated March 30, 2012, and incorporates results for the fiscal year ended November 30, 2011. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods and differs from the actual expense ratio which reflects the adviser's expense cap.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Portfolio Diversification	Top Ten Holdings
	% of total net assets
Industry weightings are shown as a percentage of total net assets.	United States Treasury Note 0.25% due 11/30/2014	7.5%
	United States Treasury Note 1.50% due 12/31/2013	5.3%
	Abbott Laboratories 5.60% due 11/30/2017	4.3%
	Petrobras International Finance 6.125% due 10/06/2016	4.3%
	BlackRock 3.50% due 12/10/2014	4.0%
	Oracle 3.75% due 07/08/2014	3.9%
	America Movil Sab De CV 2.375% due 09/18/2016	3.9%
	Deutsche Telecom Int. Fin. 5.25% due 07/22/2013	3.9%
	Sara Lee 2.75% due 09/15/2015	3.8%
	Simon Property Group 5.10% due 06/15/2015	3.6%

November 30, 2012 Annual Report     |     5

Sextant Short-Term Bond Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2012

For the fiscal year ended November 30, 2012, the Sextant Short-Term Bond Fund returned .89%. This annual return compared unfavorably with its Morningstar category peer group, which returned an average of 3.91% during the same period. The Fund's share price fell slightly from $5.10 to $5.07. Net investment income reflecting the market's low rates, declined from 1.79% to 1.47%. For the five years ending November 30, 2012, the Fund provided a 2.90% annualized total return versus 3.31% for its Morningstar peer category group. Fund shares outstanding rose 10.5%. Fund assets rose 9.9%. Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio remained at 0.75%.

Factors Affecting Past Performance

U.S. Federal Reserve's near-zero federal funds policy remained the dominant influence on short-term rates, anchoring yields at exceptionally low levels for a second year. Despite the influence of Operation Twist, the survival of the eurozone and an easing in the global flight to quality, U.S. Treasury five-year yields fell another 0.33%. Two-year note yields were stationary at 0.25%; and Treasury bill yields hovered just above 0%. Investors searching for income continued to invest in longer maturity, lower rated corporate and mortgage bonds, boosting their performance and further compacting already tight spreads. One to three-year BBB rated corporate bonds returned 5.31%, while AAA/AA corporate paper returned 2.31%, and short U.S. Treasury notes returned just .44%. Fund investments in taxable municipal bonds and Canadian Yankee securities and underweight positions in U.S. Treasury notes augmented returns. Lack of exposure to the financial sector weakened performance.

To avoid reducing current yield and realizing significant capital gains, the Fund held older, higher yielding positions instead of swapping them for lower rated or longer-term bonds. The Fund's duration was therefore in the short end of its range for the year. As the Fund holds small positions, we believe it is more cost effective to reinvest proceeds from matured bonds than sell them in the open market. These decisions caused the Fund to significantly underperform its benchmark.

Looking Forward

For 2013 we expect the U.S. economy to strengthen modestly and for Fed policy to become less accommodative, resulting in stable short rates but slightly higher intermediate and long rates. Our forecast relies heavily on changes in U.S. Federal Reserve Bank policy. We expect the near-zero federal funds rate policy to continue through 2013, anchoring the short end of the yield curve. The experimental nature of QEIII and Operation Twist make their duration less certain. Eventually, these policies will be suspended. At that time, intermediate and long yields may normalize (rise) and the curve will steepen. The Fund will continue to search for yield in foreign sovereign and Yankee corporate securities.

We expect the federal government to design a fiscal faucet to control federal spending. Cliffs do not work. The economy will adjust to proportionally less government spending. Balanced budget amendments control state spending. Economic growth, taxes, borrowing capacity, interest cost, and liabilities are exerting mounting pressure to slow federal spending. In this environment, cyclical upward pressure on inflation and interest rates will be slow to evolve. Investors and savers may remain starved for income for another year. Slowing economies in India, Brazil, and China, and austerity in Europe, may dampen growth. We expect U.S. corporate balance sheets to improve further even as earnings flatten. Personal wealth will continue to recover with firming housing and stock prices. Job growth will continue its modest recovery. On balance, we expect 2013 be an OK year. Should the world economy find solid footing in 2013, the U.S. Federal Reserve may reverse policy and trigger an upward adjustment in rates for which the Fund is well prepared.

Management Fee Calculations

The Sextant Short-Term Bond Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar's™ "Short Term Bond" category. The Fund's 12-month return (0.89%) was between 2% and 4% percent below the Morningstar™ average (3.91%) at month-end November 30, 2012. Therefore, the basic annual management fee of 0.60% was decreased to 0.40% for the month of December 2012. Note that the management fee is almost entirely waived due to the adviser's voluntary cap (at 0.75%) on total Fund expenses.

Bond Quality Diversification

Based on total net assets as of 11/30/2012. Source: Moody's Investors Services.

6     |     November 30, 2012 Annual Report

Sextant Short-Term Bond Fund

Schedule of Investments
Certificate of Deposit — 3.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Financials

Consumer Finance
American Express Bank Med. Term CD	4.75% due 12/24/2013	$220,000	$229,498	3.4%

		220,000	229,498	3.4%

Corporate Bonds — 57.6%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Communications

Telecom Carriers
America Movil Sab De CV	2.375% due 09/18/2016	250,000	261,203	3.9%
Deutsche Telecom Int. Fin.	5.25% due 07/22/2013	250,000	257,186	3.9%
Verizon New England	4.75% due 10/01/2013	129,000	133,404	2.0%

		629,000	651,793	9.8%

Consumer Staples

Beverages
Coca Cola Hellenic	5.125% due 09/17/2013	100,000	102,731	1.5%
Coca Cola Hellenic	5.50% due 09/17/2015	175,000	191,636	2.9%
		275,000	294,367	4.4%

Food Manufacturing
Sara Lee	2.75% due 09/15/2015	245,000	252,811	3.8%

Household Products Manufacturing
Clorox	5.00% due 01/15/2015	200,000	216,265	3.2%

		720,000	763,443	11.4%

Energy

Exploration & Production
Encana	4.75% due 10/15/2013	100,000	103,380	1.5%
Petrobras International Finance	6.125% due 10/06/2016	250,000	284,486	4.3%
		350,000	387,866	5.8%

Midstream — Oil & Gas
Kinder Morgan Energy Partners	5.00% due 12/15/2013	100,000	104,038	1.6%

Oil & Gas Services
Noble	5.875% due 06/01/2013	190,000	194,581	2.9%

		640,000	686,485	10.3%

Financials

Banks
PNC Funding	5.40% due 06/10/2014	200,000	214,288	3.2%

Investment Management
BlackRock	3.50% due 12/10/2014	250,000	264,387	4.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     7

Sextant Short-Term Bond Fund

Schedule of Investments
Corporate Bonds — 57.6%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Financials (continued)

Life Insurance
Protective Life Secured Trust	5.00% due 05/15/2013	$200,000	$203,254	3.0%

Retail REIT
Simon Property Group	5.10% due 06/15/2015	220,000	243,204	3.6%

		870,000	925,133	13.8%

Health Care

Health Care Supply Chain
Express Scripts	6.25% due 06/15/2014	100,000	108,099	1.6%

Large Pharmaceuticals
Abbott Laboratories	5.60% due 11/30/2017	240,000	287,703	4.3%

		340,000	395,802	5.9%

Materials

Base Metals
Rio Tinto Finance	8.95% due 05/01/2014	150,000	167,186	2.5%

		150,000	167,186	2.5%

Technology

Infrastructure Software
Oracle	3.75% due 07/08/2014	250,000	262,782	3.9%

		250,000	262,782	3.9%

Total Corporate Bonds		3,599,000	3,852,624	57.6%

Foreign Government Bonds — 7.1%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Canadian Government

Canada Government	2.375% due 09/10/2014	230,000	238,521	3.6%
Ontario Prov. Canada	4.10% due 06/16/2014	220,000	232,443	3.5%

		450,000	470,964	7.1%

Municipal Government Bonds — 12.3%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Commerce Charter Township MI	5.50% due 12/01/2013	125,000	129,940	1.9%
Manhattan KS	3.276% due 12/01/2013	180,000	183,609	2.8%
Passaic NJ Taxable Pension GO	5.00% due 02/01/2013	100,000	100,257	1.5%
Southwestern MI Comm. College	4.875% due 05/01/2015	125,000	134,529	2.0%

		530,000	548,335	8.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

8     |     November 30, 2012 Annual Report

Sextant Short-Term Bond Fund

Schedule of Investments
Municipal Government Bonds — 12.3%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Revenue

Dawson Springs KY ISD Bldg.¹	3.60% due 08/01/2013	$95,000	$96,561	1.4%
Rhode Island Econ. Dev.	4.52% due 05/15/2013	175,000	177,872	2.7%

		270,000	274,433	4.1%

Total Municipal Bonds		800,000	822,768	12.3%

U.S. Government Bonds — 12.8%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Treasury Notes

United States Treasury Note	1.50% due 12/31/2013	350,000	354,840	5.3%
United States Treasury Note	0.25% due 11/30/2014	500,000	500,000	7.5%

		850,000	854,840	12.8%

Total investments	(Cost = $6,128,499)	$5,919,000	6,230,694	93.2%
Other assets (net of liabilities)			458,053	6.8%
Total net assets			$6,688,747	100.0%
¹ Indicates an odd lot. Please refer to page 53 for more information regarding odd lots.

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     9

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities
As of November 30, 2012

Assets
Investments in securities, at value (Cost $6,128,499)	$6,230,694
Cash	395,821
Interest receivable	70,316
Receivable for Fund shares sold	2,346
Total assets		6,699,177
Liabilities
Payable to affiliates	5,099
Accrued expenses	4,836
Accrued distribution fee	457
Distributions payable	38
Total liabilities		10,430
Net Assets		$6,688,747

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$6,623,866
Undistributed net investment income	1,308
Accumulated net realized loss	(38,622)
Unrealized net appreciation on investments	102,195
Net assets applicable to Fund shares outstanding		$6,688,747

Fund shares outstanding		1,318,171

Net asset value, offering and redemption price per share		$5.07

Statement of Operations
Year ended November 30, 2012

Investment income
Interest income	$143,848
Gross investment income		143,848
Expenses
Investment adviser fees	34,623
Filing and registration fees	16,914
Distribution fees	16,189
Audit fees	5,115
Retirement plan custodial fees	3,644
Printing and postage	1,549
Trustee fees	1,291
Chief Compliance Officer expenses	711
Other expenses	677
Legal fees	477
Custodian fees	290
Total gross expenses	81,480
Less adviser fees waived	(32,468)
Less custodian fee credits	(290)
Net expenses		48,722
Net investment income		$95,126

Net realized loss from investments		$(25,395)
Net decrease in unrealized appreciation on investments		(8,532)
Net loss on investments		$(33,927)

Net increase in net assets resulting from operations		$61,199

The accompanying notes are an integral part of these financial statements.

10     |     November 30, 2012 Annual Report

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2012	Year ended Nov. 30, 2011
Increase (decrease) in net assets from operations:
From operations
Net investment income	$95,126	$103,732
Net realized gain (loss) on investments	(25,395)	11,001
Net decrease in unrealized appreciation	(8,532)	(25,583)
Net increase in net assets	61,199	89,150
Distributions to shareholders from
Net investment income	(95,199)	(103,724)
Capital share transactions
Proceeds from sales of shares	1,532,236	2,045,149
Value of shares issued in reinvestment of dividends	94,423	102,228
Early redemption fees retained	2	41
Cost of shares redeemed	(990,325)	(1,182,063)
Net increase in net assets	636,336	965,355
Total increase in net assets	602,336	950,781

Net assets
Beginning of year	6,086,411	5,135,630
End of year	6,688,747	6,086,411

Undistributed net investment income	$1,308	$1,381

Shares of the Fund sold and redeemed
Number of shares sold	300,843	401,308
Number of shares issued in reinvestment of dividends	18,555	20,041
Number of shares redeemed	(194,555)	(231,990)
Net increase in number of shares outstanding	124,843	189,359

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2012	2011	2010	2009	2008
Net asset value at beginning of year	$5.10	$5.12	$5.10	$4.84	$4.99
Income from investment operations
Net investment income	0.07	0.09	0.12	0.16	0.18
Net gain (loss) on securities (both realized and unrealized)	(0.03)	(0.02)	0.02	0.26	(0.15)
Total from investment operations	0.04	0.07	0.14	0.42	0.03
Less distributions
Dividends (from net investment income)	(0.07)	(0.09)	(0.12)	(0.16)	(0.18)
Total distributions	(0.07)	(0.09)	(0.12)	(0.16)	(0.18)
Paid-in capital from early redemption fees	0.00¹	0.00¹	0.00¹	0.00¹	0.00¹

Net asset value at end of year	$5.07	$5.10	$5.12	$5.10	$4.84

Total return	0.89%	1.42%	2.87%	8.87%	0.66%

Ratios / supplemental data
Net assets ($000), end of year	$6,689	$6,086	$5,136	$4,070	$3,024
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.26%	1.33%	1.34%	1.49%	1.60%
After fee waivers	0.76%	0.75%	0.76%	0.76%	0.77%
After fee waivers and custodian fee credits	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	1.47%	1.79%	2.42%	3.26%	3.70%
Portfolio turnover rate	26%	14%	27%	28%	22%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     11

Sextant Bond Income Fund

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2012)
	10 Year	5 Year	1 Year	Expense Ratio¹
Sextant Bond Income Fund	5.19%	6.09%	7.64%	1.26%
Citigroup Broad Investment Grade Bond Index	5.53%	6.14%	5.47%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2002, to an identical amount invested in the Citigroup Broad Investment Grade Bond Index, a broad-based index of investment grade bond prices. The graph shows that an investment in the Fund would have risen to $16,589 versus $17,143 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares. The Adviser has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated March 30, 2012, and incorporates results for the fiscal year ended November 30, 2011. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods and differs from the actual expense ratio which reflects the adviser's expense cap.

Fund Objective

The objective of the Bond Income Fund is current income.

Portfolio Diversification	Top Ten Holdings
	% of total net assets
Industry weightings are shown as a percentage of total net assets.	American Municipal Power Ohio Rev. 7.20% due 02/15/2029	4.1%
	Merck & Co. (Schering) 6.50% due 12/01/2033	4.0%
	Blaine Co. ID SCD #61 Hailey 5.25% due 08/01/2020	3.8%
	Canadian Natural Resources 6.45% due 06/30/2033	3.7%
	Boeing 6.125% due 02/15/2033	3.7%
	Teva Pharmaceutical 3.65% due 11/10/2021	3.4%
	Johnson Co. KS Bldg. Ls./Pr. REV. BAB 4.60% due 09/01/2026	3.4%
	CVS Caremark 6.25% due 06/01/2027	3.4%
	Springville UT GO BAB 5.30% due 05/01/2031	3.3%
	UBS Stanford 7.75% due 09/01/2026	3.2%

12     |     November 30, 2012 Annual Report

Sextant Bond Income Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2012

For the fiscal year ended November 30, 2012, the Sextant Bond Income Fund returned 7.64%. This annual return compared unfavorably with that of its Morningstar Category "Intermediate-Term Bond" peer group, which returned 8.30% during the same period. The Fund's share price rose from $5.19 to $5.41, and $0.17 in income dividends were distributed during the year. For the five years ended November 30, 2012, the Fund provided an annualized total return of 6.09% slightly above the 6.07% annualized return for the Morningstar peer group. Net investment income declined from 3.56% to 3.23% for the year. Investor inflows during the year resulted in Fund shares outstanding rising 12% and total net assets rising 16.7% during fiscal 2012. The Fund's gross expense ratio increased from 1.26% to 1.36% in large part due to the Fund's fulcrum advisory fee and its performance relative to its benchmark. Reflecting Saturna Capital's continued voluntary subsidies to cap operating expenses, the effective expense ratio remained at 0.90%.

Factors Affecting Past Performance

U.S. Federal Reserve Operation Twist and QE III were successful in driving long U.S. interest rates lower, flattening taxable yield curves and creating another year of very strong returns for long maturities. U.S. Federal Reserve near-zero federal funds policy was also successful in forcing investors to take more risk, producing significantly higher returns for lower rated bonds. Both policies place conservative, high-grade funds at a disadvantage. Intermediate U.S. Treasury notes returned about 6.8%. The Fund remained underweight this sector for the year. Intermediate AAA/AA corporate bonds returned 12.1%. A-rated and BBB-rated paper returned 15.6% and 14.5%, respectively. Market volatility and credit risk generally declined through out the year reflecting the improvement in European sovereign solvency.

To avoid reducing current yield and realizing significant capital gains, the Fund held older, higher yielding positions instead of swapping them for lower rated or longer-term bonds. As the fund holds small positions, we believe it is more cost effective to reinvest proceeds from matured bonds than sell them in the open market. These decisions caused the Fund to underperform its benchmark. The Fund's less than maximum, dollar-weighted average maturity meant the Fund missed an opportunity for higher returns.

Looking Forward

For 2013 we expect economic growth to strengthen modestly and for Fed policy to become less accommodative, resulting in higher long rates and a steeper yield curve. Our forecast relies heavily on changes in U.S. Federal Reserve Bank policy. We expect the near-zero federal funds rate policy to continue through 2013, anchoring the short end of the yield curve. However, the experimental nature of QEIII and Operation Twist make their duration less certain. Eventually, these policies will be suspended. At that time, long yields may normalize (rise), and the curve will steepen, reversing this year's flattening. Should rates rise and spreads widen, the fund is well positioned to swap high quality, readily marketable intermediate paper for higher yielding longer paper when the opportunity comes.

We are concerned about another confrontation over the U.S. debt ceiling in February. More time without effective budget controls may lead to another U.S. Government credit downgrade and its resulting upheaval in market confidence. Balanced budget amendments control the fiscal faucet in the states. For the federal government, economic growth, taxes, borrowing capacity, interest cost, and liabilities are beginning to exert enough pressure to create reform. We expect the federal government to design a fiscal faucet to slow federal spending. Cliffs do not work. In this environment, cyclical upward pressure on inflation and interest rates will be slow to evolve. Investors and savers may remain starved for income for another year. Slowing economies in India, Brazil, and China, and austerity in Europe, may dampen growth. We expect U.S. corporate balance sheets to improve further even as earnings flatten. Personal wealth will continue to recover with firming housing and stock prices. Job growth will continue its modest recovery. On balance we expect 2013 be an OK year. Should the world economy find solid footing in 2013, the U.S. Federal Reserve may reverse policy and trigger an upward adjustment in rates for which the Fund is well prepared.

Management Fee Calculations

The Sextant Bond Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Intermediate-Term Bond" category. The Fund's 12-month return (7.64%) was less than one percent below the Morningstar™ category average (8.30%) at month-end November 30, 2012. Therefore, the basic annual management fee of 0.60% was charged for the month of December 2012. Note that significant portions of the management fee and distribution expense are waived due to the adviser's voluntary cap (at 0.90%) on total Fund expenses.

Bond Quality Diversification

Based on total net assets as of 11/30/2012. Source: Moody's Investors Services.

November 30, 2012 Annual Report     |     13

Sextant Bond Income Fund

Schedule of Investments
Corporate Bonds — 51.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

Auto Retail Stores
AutoZone	5.50% due 11/15/2015	$95,000	$107,693	1.3%

Home Improvement
Masco	7.125% due 08/15/2013	60,000	61,949	0.8%

		155,000	169,642	2.1%

Consumer Staples

Mass Merchants
Wal-Mart Stores	7.25% due 06/01/2013	45,000	46,468	0.6%

Pharmacies & Drug Stores
CVS Caremark	6.25% due 06/01/2027	200,000	267,076	3.4%

		245,000	313,544	4.0%

Energy

Exploration & Production
Canadian Natural Resources	6.45% due 06/30/2033	225,000	290,963	3.7%

Integrated Oils
ConocoPhillips	6.00% due 01/15/2020	150,000	192,379	2.4%
StatoilHydro	2.90% due 10/15/2014	200,000	208,620	2.6%
		350,000	400,999	5.0%

Oil & Gas Services
Baker Hughes	6.875% due 01/15/2029	100,000	139,919	1.8%

		675,000	831,881	10.5%

Financials

Banks
Bank of Nova Scotia Yankee	3.00% due 11/16/2026	250,000	248,100	3.1%

Institutional Brokerage
Morgan Stanley Dean Witter	6.75% due 10/15/2013	50,000	52,373	0.7%
Paine Webber Group	7.625% due 02/15/2014	50,000	52,969	0.7%
UBS Stanford	7.75% due 09/01/2026	200,000	255,182	3.2%
		300,000	360,524	4.6%

Property & Casualty
Allstate	7.50% due 06/15/2013	50,000	51,842	0.6%
Progressive	7.00% due 10/01/2013	75,000	78,895	1.0%
St. Pauls Travelers Insurance	5.50% due 12/01/2015	125,000	142,031	1.8%
		250,000	272,768	3.4%

		800,000	881,392	11.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

14     |     November 30, 2012 Annual Report

Sextant Bond Income Fund

Schedule of Investments
Corporate Bonds — 51.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Health Care

Generic Pharmaceuticals
Teva Pharmaceutical	3.65% due 11/10/2021	$250,000	$270,880	3.4%

Large Pharmaceuticals
Merck & Co. (Schering)	6.50% due 12/01/2033	215,000	313,596	4.0%
Pharmacia	6.50% due 12/01/2018	100,000	129,313	1.6%
		315,000	442,909	5.6%

		565,000	713,789	9.0%

Industrials

Agricultural Machinery
Deere & Company	8.10% due 05/15/2030	95,000	146,428	1.8%

Commercial Aircraft
Boeing	6.125% due 02/15/2033	215,000	289,061	3.7%

		310,000	435,489	5.5%

Materials

Basic & Diversified Chemicals
Air Products & Chemicals	8.75% due 04/15/2021	50,000	72,943	0.9%

Raw Material Suppliers
BHP Finance U.S.A.	5.25% due 12/15/2015	125,000	141,719	1.8%

		175,000	214,662	2.7%

Technology

Consumer Electronics
Philips Electronics	7.25% due 08/15/2013	75,000	78,298	1.0%

		75,000	78,298	1.0%

Utilities

Integrated Utilities
Commonwealth Edison	7.50% due 07/01/2013	50,000	51,949	0.7%
Entergy Louisiana	5.40% due 11/01/2024	200,000	246,487	3.1%
Florida Power & Light	5.95% due 10/01/2033	100,000	132,636	1.7%

		350,000	431,072	5.5%

Total Corporate Bonds		3,350,000	4,069,769	51.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     15

Sextant Bond Income Fund

Schedule of Investments
Foreign Government Bonds — 3.1%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Canadian Government
Quebec Canada Yankee	7.125% due 02/09/2024	$175,000	$246,469	3.1%

		175,000	246,469	3.1%

Municipal Bonds — 34.3%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Blaine Co. ID SCD #61 Hailey	5.25% due 08/01/2020	250,000	297,565	3.8%
City of Burlington Taxable GO 2009 Series B	5.75% due 11/01/2028	160,000	177,002	2.2%
Dell Rapids SCD 49-3	6.257% due 01/15/2030	200,000	223,162	2.8%
Dupage Co. Il SCD #502	5.50% due 01/01/2026	150,000	180,297	2.3%
Idaho Hsg. & Fin. GARVEE BAB A-2	5.379% due 07/15/2020	180,000	211,572	2.7%
Milan Co. MI Area Schools	6.45% due 05/01/2024	150,000	173,642	2.2%
San Marcos Texas ULTD GO BAB	6.028% due 8/15/2030	200,000	226,706	2.9%
Springville UT GO BAB	5.30% due 05/01/2031	240,000	260,700	3.3%

		1,530,000	1,750,646	22.2%

Revenue

American Municipal Power Ohio Rev.	7.20% due 02/15/2029	250,000	326,763	4.1%
Graves Co. KY SCD Bldg. Lease Rev.	5.95% due 06/01/2024	150,000	167,328	2.1%
Johnson Co. KS Bldg. Ls./Pr. REV. BAB	4.60% due 09/01/2026	250,000	270,355	3.4%
Oklahoma City Fin. Auth. Ed. Lease Rev.	6.60% due 09/01/2022	160,000	199,714	2.5%

		810,000	964,160	12.1%

Total Municipal Bonds		2,340,000	2,714,806	34.3%

Total investments	(Cost = $6,318,640)	$5,865,000	7,031,044	88.8%
Other assets (net of liabilities)			890,570	11.2%
Total net assets			$7,921,614	100.0%

The accompanying notes are an integral part of these financial statements.

16     |     November 30, 2012 Annual Report

Sextant Bond Income Fund

Statement of Assets and Liabilities
As of November 30, 2012

Assets
Investments in securities, at value (Cost $6,318,640)	$7,031,044
Cash	720,711
Interest receivable	98,193
Receivable for Fund shares sold	80,785
Insurance reserve premium	400
Total assets		7,931,133
Liabilities
Payable to affiliates	4,402
Accrued expenses	4,380
Accrued distribution fee	528
Distributions payable	209
Total liabilities		9,519
Net assets		$7,921,614

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,247,869
Accumulated net realized loss	(38,659)
Unrealized net appreciation on investments	712,404
Net assets applicable to Fund shares outstanding		$7,921,614

Fund shares outstanding		1,464,186

Net asset value, offering and redemption price per share		$5.41

Statement of Operations
Year ended November 30, 2012

Investment income
Interest income	$301,688
Miscellaneous income	250
Gross investment income		301,938
Expenses
Investment adviser fees	53,173
Distribution fees	18,284
Filing and registration fees	15,640
Audit fees	5,120
Retirement plan custodial fees	2,336
Printing and postage	1,825
Trustee fees	1,261
Chief Compliance Officer expenses	715
Other expenses	703
Legal fees	439
Custodian fees	328
Total gross expenses	99,824
Less adviser fees waived	(33,492)
Less custodian fee credits	(328)
Net expenses		66,004
Net investment income		$235,934

Net realized gain on securities sold		$1,393
Net increase in unrealized appreciation on investments		301,371
Net gain on investments		$302,764

Net increase in net assets resulting from operations		$538,698

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     17

Sextant Bond Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2012	Year ended Nov. 30, 2011
Increase (decrease) in net assets from operations:
From operations
Net investment income	$235,934	$200,540
Net realized gain on investments	1,393	27,579
Net increase in unrealized appreciation	301,371	156,904
Net increase in net assets	538,698	385,023
Distributions to shareholders from
Net investment income	(236,032)	(200,532)
Capital share transactions
Proceeds from sales of shares	1,153,680	1,932,882
Value of shares issued in reinvestment of dividends	233,164	196,118
Early redemption fees retained	412	293
Cost of shares redeemed	(554,753)	(945,687)
Net increase in net assets	832,503	1,183,606
Total increase in net assets	1,135,169	1,368,097

Net assets
Beginning of year	6,786,445	5,418,348
End of year	7,921,614	6,786,445

Undistributed net investment income	$-	$8

Shares of the Fund sold and redeemed
Number of shares sold	217,617	376,910
Number of shares issued in reinvestment of dividends	43,756	38,887
Number of shares redeemed	(104,519)	(186,715)
Net increase in number of shares outstanding	156,854	229,082

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2012	2011	2010	2009	2008
Net asset value at beginning of year	$5.19	$5.03	$4.96	$4.46	$4.91
Income from investment operations
Net investment income	0.17	0.18	0.19	0.21	0.22
Net gain (loss) on securities (both realized and unrealized)	0.22	0.16	0.07	0.50	(0.45)
Total from investment operations	0.39	0.34	0.26	0.71	(0.23)
Less distributions
Dividends (from net investment income)	(0.17)	(0.18)	(0.19)	(0.21)	(0.22)
Total distributions	(0.17)	(0.18)	(0.19)	(0.21)	(0.22)
Paid-in capital from early redemption fees	-	0.00¹	0.00¹	-	0.00¹

Net asset value at end of year	$5.41	$5.19	$5.03	$4.96	$4.46

Total return	7.64%	6.95%	5.43%	16.33%	(4.80)%

Ratios / supplemental data
Net assets ($000), end of year	$7,922	$6,786	$5,418	$3,951	$3,306
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.36%	1.26%	1.24%	1.70%	1.45%
After fee waivers	0.91%	0.91%	0.91%	0.90%	0.91%
After fee waivers and custodian fee credits	0.90%	0.90%	0.90%	0.89%	0.91%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.23%	3.56%	3.89%	4.46%	4.68%
Portfolio turnover rate	6%	14%	10%	38%	9%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

18     |     November 30, 2012 Annual Report

Sextant Core Fund

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2012)
	10 Year	5 Year	1 Year	Expense Ratio¹
Sextant Core Fund	N/A	1.87%	5.75%	1.14%
Dow Jones Moderate U.S. Portfolio Index	7.91%	3.05%	10.21%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2007 to an identical amount invested in the Dow Jones Moderate Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $11,863 versus $12,339 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated March 30, 2012 and incorporates results for the fiscal year ended November 30, 2011. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Portfolio Diversification	Top Ten Holdings
	% of total net assets
Industry weightings are shown as a percentage of total net assets.	Kroger 5.00% due 04/15/2013	2.1%
	Tyco International 8.50% due 01/15/2019	1.8%
	Wilmington Trust Corp 8.50% due 04/02/2018	1.8%
	Emerson Electric 5.375% due 10/15/2017	1.7%
	Skagit SCD #1 4.613% due 12/01/2022	1.6%
	EI du Pont de Nemours 5.25% due 12/15/2016	1.6%
	Chubb	1.6%
	Computer Sciences 6.50% due 03/15/2018	1.6%
	Williams Companies	1.6%
	Home Depot 5.40% due 03/01/2016	1.6%

November 30, 2012 Annual Report     |     19

Sextant Core Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2012

Globally, with central bank intervention the rule rather than the exception, investors were given the confidence to take risk, and this was reflected in the performance of equity markets. U.S. broad benchmarks advanced by double digits, with the S&P 500 Index providing investors a 16.13% total return. As expected, valuation multiples saw modest mid-to-high single digit increases, though earnings fundamentals also contributed to investor returns. While the broad bond market saw decent mid-single digit returns, low yields are proving to be a point of resistance for further capital gains. Foreign and emerging market stocks saw gains similar to U.S. markets, though expanding valuation multiples represented more of the increase.

Seeing significant risks in 2012, the fund took less risk than is usual. This lower exposure to risk and a conservative investment posture also meant that returns lagged the balanced fund benchmark as well as peers. For the fiscal year ended November 30, 2012 the Sextant Core Fund returned 5.75% as compared with 10.21% for the Dow Jones Moderate Portfolio benchmark and 11.05% for the Morningstar Moderate Allocation category peer group.

Many of the geopolitical risks that were of concern in 2012 remain significant risks in 2013. Europe remains mired in a recession and a sovereign debt crisis. China's high growth economy is shifting into a lower gear with the ever-present possibility of a hard landing. Little talked about is the fact that unconventional monetary policy is becoming increasingly common around the world. While having a positive impact on markets in 2012, there are longer-term impacts that are not yet discounted by the markets.

We remain committed to companies with solid fundamentals and to investing at valuations that provide a margin of safety. In the long run, investors will benefit from an investment strategy that remains disciplined as well as broadly diversified. As a reminder, the fund's mission is to be broadly diversified with a target allocation of 40% U.S. stocks, 20% foreign stocks, 25% investment grade bonds with maturities greater than three years, and 15% bonds with maturities less than three years. Since its inception in March 2007, the fund has returned 18.63%, lagging the Dow Jones Moderate Portfolio by 4.56%, but beating the S&P 500 Index by 5.83%.

Factors Affecting Past Performance

Equities
The fund has significant equity exposure to the Health Care Sector amounting to 8.9% of the total portfolio. With health care legislation in the background, these stocks were strong relative performers. However, the best performing sectors were Financials and Consumer Discretionary — both of which the equity portion of the fund was underweight during the year. In the case of Financials, the equity weight was purposely limited due to significant financial sector exposure in the fixed income portion of the portfolio.

Fixed Income
The fixed income portion of the fund has continued to benefit from bonds bought during and shortly after the 2008 financial crisis. Unfortunately, as these mature we face the reality of investing in instruments having lower levels of absolute yield. Still, this portion of the fund has a higher yield to maturity and lower effective duration (risk) than the broad fixed income markets.

Looking Forward

Fixed income investors will likely face some headwinds in 2013. Estimates for 2013 appear to be a reasonable indicator of what is probably the biggest single risk for fixed income investors in 2013 (barring exogenous macro factors) — rising yields.

As for corporate profits, current expectations are for low double-digit earnings growth. In a low growth environment, earnings quality, dividend growth and value matter all the more in terms of achieving steady, long-term investment returns.

Management Fee Calculations

The Sextant Core Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Moderate Allocation" category. The Fund's 12-month return (5.75%) was more than four percent below the Morningstar™ category average (11.05%) as of November 30, 2012. Therefore, the basic 0.60% annual management fee was reduced to 0.30% for the month of December 2012.

Bond Quality Diversification

Based on total net assets as of 11/30/2012. Source: Moody's Investors Services.

20     |     November 30, 2012 Annual Report

Sextant Core Fund

Schedule of Investments
Common Stocks — 52.6%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Local Media
Pearson ADS	3,100	$46,698	$59,024	United Kingdom	0.8%

Telecom Carriers
AT&T	2,600	78,553	88,738		1.3%
China Mobile ADS	2,000	108,105	113,840	China	1.6%
Vodafone Group ADS	2,500	64,150	64,487	United Kingdom	0.9%
		250,808	267,065		3.8%

		297,506	326,089		4.6%

Consumer Discretionary

Apparel, Footwear, Accessory Design
Nike	900	51,646	87,732		1.2%

Auto Parts
Autoliv	1,000	66,376	60,360		0.8%

Home Improvement
Stanley Black & Decker	446	29,654	32,072		0.5%

Home Products Stores
Lowe's	1,400	39,433	50,526		0.7%

Passenger Transportation
LATAM Airlines ADS	3,500	48,996	77,525	Chile	1.1%

		236,105	308,215		4.3%

Consumer Staples

Beverages
Companhia de Bebidas ADS	2,000	60,360	83,220	Brazil	1.2%
PepsiCo	1,000	66,423	70,210		1.0%
		126,783	153,430		2.2%

Food Manufacturing
General Mills	2,000	57,763	81,980		1.2%
H.J. Heinz	1,500	57,732	87,690		1.2%
		115,495	169,670		2.4%

Household Products Manufacturing
Kimberly-Clark	925	61,586	79,291		1.1%
Procter & Gamble	900	58,842	62,847		0.9%
Unilever ADS	1,850	58,335	70,947	United Kingdom	1.0%
		178,763	213,085		3.0%

		421,041	536,185		7.6%

Energy

Exploration & Production
Devon Energy	1,200	81,888	62,004		0.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     21

Sextant Core Fund

Schedule of Investments
Common Stocks — 52.6%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Energy (continued)

Integrated Oils
Cenovus	1,000	$28,598	$33,350	Canada	0.4%
ConocoPhillips	2,000	103,522	113,880		1.6%
Statoil ADS	2,003	49,259	48,853	Norway	0.7%
Total ADS	1,100	60,836	55,176	France	0.8%
		242,215	251,259		3.5%

Midstream-Oil & Gas
Williams Companies	3,500	55,989	114,940		1.6%

		380,092	428,203		6.0%

Financials

Banks
PNC Bank	800	55,049	44,912		0.6%
Toronto-Dominion Bank	1,000	72,240	83,080	Canada	1.2%
		127,289	127,992		1.8%

Property & Casualty
Chubb	1,500	95,336	115,485		1.6%

		222,625	243,477		3.4%

Health Care

Health Care Supply Chain
Express Scripts²	2,000	78,650	107,700		1.5%

Large Pharmaceuticals
Abbott Laboratories	1,000	62,385	65,000		0.9%
Johnson & Johnson	900	54,761	62,757		0.9%
Novartis ADS	1,500	78,080	93,075	Switzerland	1.3%
Novo Nordisk ADS	400	18,098	63,468	Denmark	0.9%
Sanofi-Aventis ADS	1,537	53,870	68,581	France	1.0%
		267,194	352,881		5.0%

Managed Care
Humana	1,000	37,627	65,410		0.9%
UnitedHealth Group	2,000	83,055	108,780		1.5%
		120,682	174,190		2.4%

		466,526	634,771		8.9%

Industrials

Flow Control Equipment
Parker Hannifin	500	29,672	41,075		0.6%

Industrial Automation Controls
Honeywell International	1,250	67,321	76,662		1.1%

Rail Freight Transportation
Canadian National Railway	800	40,237	71,864	Canada	1.0%
Norfolk Southern	800	58,051	48,304		0.7%
		98,288	120,168		1.7%

		195,281	237,905		3.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

22     |     November 30, 2012 Annual Report

Sextant Core Fund

Schedule of Investments
Common Stocks — 52.6%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials

Base Metals
Freeport-McMoRan Copper & Gold	1,000	$42,343	$39,010	Indonesia³	0.5%

Basic & Diversified Chemicals
Praxair	700	44,349	75,047		1.1%

Containers & Packaging Manufacturing
3M	1,200	104,586	109,140		1.5%

Precious Metal Mining
Barrick Gold	1,000	49,000	34,530	Canada	0.5%

Raw Materials Suppliers
BHP Billiton ADS	650	31,866	46,826	Australia	0.7%

Specialty Chemicals
BASF ADR	400	22,550	35,956	Germany	0.5%
RPM International	2,000	51,772	58,020		0.8%
		74,322	93,976		1.3%

Steel Producers
Nucor	800	48,085	32,944		0.5%

		394,551	431,473		6.1%

Technology

Communications Equipment
Apple	125	16,710	73,160		1.0%
Harris	800	37,077	37,704		0.5%
		53,787	110,864		1.5%

Semiconductor Devices
Intel	3,000	60,480	58,695		0.8%
Qualcomm	1,500	91,113	95,430		1.4%
		151,593	154,125		2.2%

Semiconductor Manufacturing Services
Taiwan Semiconductor ADS	4,534	39,575	78,302	Taiwan	1.1%

		244,955	343,291		4.8%

Utilities

Electric & Gas Marketing & Trading
E.ON ADR	2,500	54,375	45,106	Germany	0.6%

Integrated Utilities
Idacorp	1,750	63,688	74,742		1.0%

Power Generation
NRG Energy	3,000	65,841	63,300		0.9%

Utility Networks
Sempra Energy	1,000	67,669	68,420		1.0%

		251,573	251,568		3.5%

Total Common Stocks		3,110,255	3,741,177		52.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     23

Sextant Core Fund

Schedule of Investments
Corporate Bonds — 34.2%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

Consumer Electronics & Appliance Stores
Best Buy	3.75% due 03/15/2016	$100,000	$89,750	1.2%

Home Products Stores
Home Depot	5.40% due 03/01/2016	100,000	114,877	1.6%

Office Supplies
Pitney Bowes	4.875% due 08/15/2014	100,000	104,337	1.5%

		300,000	308,964	4.3%

Consumer Staples

Beverages
Coca Cola Hellenic	5.50% due 09/17/2015	100,000	109,506	1.6%

Food Retailers
Kroger	5.00% due 04/15/2013	150,000	152,426	2.1%

		250,000	261,932	3.7%

Energy

Utility Networks
Boardwalk Pipelines	5.50% due 02/01/2017	100,000	111,128	1.6%

		100,000	111,128	1.6%

Financials

Banks
Branch Banking & Trust	5.625% due 09/15/2016	100,000	113,698	1.6%
Key	6.50% due 05/14/2013	100,000	102,690	1.4%
Wilmington Trust Corp	8.50% due 04/02/2018	100,000	125,179	1.8%
		300,000	341,567	4.8%

Commercial Finance
General Electric Capital	5.35% due 04/15/2022	101,000	114,541	1.6%

Consumer Finance
Western Union	5.93% due 10/01/2016	30,000	34,492	0.5%

Institutional Brokerage
Morgan Stanley	7.00% due 10/01/2013	100,000	104,742	1.5%

Life Insurance
Genworth Financial	5.75% due 06/15/2014	100,000	103,655	1.5%

Mortgage Finance
Countrywide Home Loan	6.73% due 04/17/2013	100,000	101,743	1.4%

Property & Casualty
Berkley WR	5.875% due 02/15/2013	100,000	100,985	1.4%

Security & Commodity Exchanges
NASDAQ OMX Group	5.55% due 01/15/2020	50,000	54,315	0.8%

		881,000	956,040	13.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

24     |     November 30, 2012 Annual Report

Sextant Core Fund

Schedule of Investments
Corporate Bonds — 34.2%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Industrials

Commercial & Residential Building Equipment & Systems
Tyco International	8.50% due 01/15/2019	$100,000	$132,098	1.8%

Industrial Automation Controls
Emerson Electric	5.375% due 10/15/2017	100,000	118,859	1.7%

		200,000	250,957	3.5%

Materials

Specialty Chemicals
EI du Pont de Nemours	5.25% due 12/15/2016	100,000	116,079	1.6%

		100,000	116,079	1.6%

Technology

Computer Hardware
Hewlett-Packard	2.35% due 03/15/2015	100,000	98,964	1.4%
HP Enterprise Services	6.00% due 08/01/2013	100,000	102,478	1.4%
		200,000	201,442	2.8%

Infrastructure Software
Oracle	5.25% due 01/15/2016	100,000	113,636	1.6%

IT Services
Computer Sciences	6.50% due 03/15/2018	100,000	115,100	1.6%

		400,000	430,178	6.0%

Total corporate bonds		2,231,000	2,435,278	34.2%

Government Agency Bonds — 1.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Federal Home Loan Bonds
Fed Home Loan Bank	0.94% due 05/15/2017	100,000	100,005	1.4%

		100,000	100,005	1.4%

Municipal Bonds — 3.1%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation
Lake Washington SCD #414, WA BAB	4.906% due 12/01/2027	100,000	106,780	1.5%
Skagit SCD #1	4.613% due 12/01/2022	100,000	117,056	1.6%

		200,000	223,836	3.1%

Total investments	(Cost = $5,764,743)	$2,531,000	6,500,296	91.3%
Other assets (net of liabilities)			618,562	8.7%
Total net assets			$7,118,858	100.0%
¹ Country of domicile unless otherwise indicated; equities are issued from U.S. domiciled companies where no country is listed
² Non-income producing security
³ Denotes country of primary exposure

ADS: American Depositary Share
ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     25

Sextant Core Fund

Statement of Assets and Liabilities
As of November 30, 2012

Assets
Investments in securities, at value (Cost $5,764,743)	$6,500,296
Cash	1,205,904
Dividends and interest receivable	42,315
Receivable for security sales	21,444
Receivable for Fund shares sold	7,999
Total assets		7,777,958
Liabilities
Payable for security purchases	644,434
Accrued expenses	8,759
Payable to affiliates	5,424
Accrued distribution fee	483
Total liabilities		659,100
Net assets		$7,118,858

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$6,761,018
Accumulated net realized loss	(377,713)
Unrealized net appreciation on investments	735,553
Net assets applicable to Fund shares outstanding		$7,118,858

Fund shares outstanding		658,676

Net asset value, offering and redemption price per share		$10.81

Statement of Operations
Year ended November 30, 2012

Investment income
Dividends (net of foreign tax of $4,761)	$86,101
Interest income	86,041
Gross investment income		172,142
Expenses
Investment adviser fees	37,329
Filing and registration fees	20,018
Distribution fees	16,503
Audit fees	5,098
Printing and postage	2,851
Retirement plan custodial fees	1,837
Trustee fees	1,333
Other expenses	722
Chief Compliance Officer expenses	680
Legal fees	480
Custodian fees	273
Total gross expenses	87,124
Less custodian fee credits	(273)
Net expenses		86,851
Net investment income		$85,291

Net realized loss from investments and foreign currency		$(154,316)
Net increase in unrealized appreciation on investments		405,990
Net gain on investments		$251,674

Net increase in net assets resulting from operations		$336,965

The accompanying notes are an integral part of these financial statements.

26     |     November 30, 2012 Annual Report

Sextant Core Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2012	Year ended Nov. 30, 2011
Increase (decrease) in net assets from operations:
From operations
Net investment income	$85,291	$87,392
Net realized loss on investments	(154,316)	(73,727)
Net increase in unrealized appreciation	405,990	220,690
Net increase in net assets	336,965	234,355
Distributions to shareholders from
Net investment income	(87,854)	(85,118)
Capital share transactions
Proceeds from sales of shares	1,285,048	771,533
Value of shares issued in reinvestment of dividends	87,854	85,118
Early redemption fees retained	-	211
Cost of shares redeemed	(305,399)	(431,527)
Net increase in net assets	1,067,503	425,335
Total increase in net assets	1,316,614	574,572

Net assets
Beginning of year	5,802,244	5,227,672
End of year	7,118,858	5,802,244

Undistributed net investment income	$-	$2,535

Shares of the Fund sold and redeemed
Number of shares sold	118,266	73,071
Number of shares issued in reinvestment of dividends	8,127	8,224
Number of shares redeemed	(28,120)	(40,421)
Net increase in number of shares outstanding	98,273	40,874

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.35	$10.06	$9.58	$7.97	$10.67
Income from investment operations
Net investment income	0.14	0.15	0.16	0.13	0.19
Net gain (loss) on securities (both realized and unrealized)	0.46	0.29	0.48	1.61	(2.70)
Total from investment operations	0.60	0.44	0.64	1.74	(2.51)
Less distributions
Dividends (from net investment income)	(0.14)	(0.15)	(0.16)	(0.13)	(0.19)
Return of capital	-	-	-	-	0.00¹
Total distributions	(0.14)	(0.15)	(0.16)	(0.13)	(0.19)
Paid-in capital from early redemption fees	-	0.00¹	0.00¹	-	-

Net asset value at end of year	$10.81	$10.35	$10.06	$9.58	$7.97

Total return	5.75%	4.42%	6.67%	21.81%	(23.52)%

Ratios / supplemental data
Net assets ($000), end of year	$7,119	$5,802	$5,228	$4,171	$3,082
Ratio of expenses to average net assets
Before custodian fee credits	1.32%	1.14%	1.21%	1.78%	1.54%
After custodian fee credits	1.32%	1.13%	1.21%	1.78%	1.53%
Ratio of net investment income after custodian fee credits to average net assets	1.29%	1.56%	1.74%	1.57%	1.89%
Portfolio turnover rate	19%	13%	13%	40%	16%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     27

Sextant Global High Income Fund

Performance Summary (unaudited)

The Sextant Global High Income Fund began operations March 30, 2012 and consequently does not have returns to report. Future reports will show how the Fund's performance compares to the S&P Global 1200 Index.

Fund Objective

The objectives of the Global High Income Fund are high income, with a secondary objective of capital preservation.

Portfolio Diversification	Top Ten Holdings
	% of total net assets
Industry weightings are shown as a percentage of total net assets.	Netflix 8.50% due 11/15/2017	4.0%
	Mexico Bonos Desarrollo 6.50% due 06/10/2021	3.5%
	Hanesbrands 6.375% due 12/15/2020	3.5%
	Huntsman International 8.625% due 03/15/2020	3.4%
	Whistler Blackcomb	3.2%
	AT&T 6.50% due 03/15/2013	3.2%
	Atlas Pipeline 8.75% due 06/15/2018	2.8%
	Chesapeake Midstream Partners 6.125% due 07/15/2022	2.8%
	Hopewell Highway Infrastructure	2.6%
	GAP 5.95% due 04/12/2021	2.4%

Countries

28     |     November 30, 2012 Annual Report

Sextant Global High Income Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2012

The Sextant Global High Income Fund commenced operations on March 30, 2012. From that inception through the fiscal year ended November 30, 2012 the Fund returned 0.76%. Over the same period, the Fund's Morningstar category "World Allocation" returned 1.95%. The net asset value (NAV) of the Fund declined from $10.00 at inception to $9.90 at the fiscal year end. The Fund also distributed 8.1¢ of qualified income dividends, and 9.5¢ of regular cash dividends. These distributions yielded 3.03% of average net assets after deduction of expenses voluntarily capped at 0.90% by Saturna Capital.

Factors Affecting Past Performance

The Fund invests in a globally diversified portfolio of debt and equity securities. One of the principal risks we state is:

Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments.

Unfortunately, the Fund experienced an example of this risk with its worst performing security and largest realized loss over the period in the class B shares of Centrais Eletricas Brasileiras, or "Eletrobras." This electric utility company's controlling shareowner is the Brazilian government. That government's proposed overhaul of electricity policy in recent months severely damaged the economic prospects of Eletrobras. Worse, the company was not in the position to mount resistance to the policies put forth by its controlling shareowner, despite their detrimental impact to the company and its minority shareowners. The share price of Eletrobras declined 56% from the Fund's first purchase until the time it was sold, subtracting more than one percent from the overall performance of the Fund during the period.

Closer to home, the Fund's best performing security was Whistler Blackcomb, operator of the ski area that hosted events during the 2010 Winter Olympics. We admire the extent to which it has been able to increase prices over the years. Its vast terrain, abundant and dependable annual snowfall, and proximity to world-class food and lodging make it the premier North American ski resort. We also admire the company's 8.0% dividend yield. The Fund's investment in Whistler Blackcomb returned 18% through the fiscal year end (excluding dividends) and added more than half a percent to the overall performance of the Fund.

Looking Forward

Fixed Income

Falling interest rates and investor demand for yield have driven the yields on bonds of speculative borrowers toward all-time lows. High yield bond investors now face a precarious problem. If economic conditions worsen materially, the financial position of speculative borrowers could be in jeopardy, and buyers would demand higher yields (with resultant lower prices) for compensation. Alternatively, a substantial improvement in economic growth should lead interest rates on all bonds to normalize toward higher levels, with lower prices once again. A change from the low interest rate, low growth regime, for the better or the worse, is likely to spell trouble for high yield bonds.

At the fiscal year end, the Fund had less than one third of its assets invested in corporate bonds with more than one year to maturity. In the context of the Fund's objectives and investment constraints, the Fund's current allocation to corporate bonds is about the lowest we deem to be practical. When selecting corporate bonds, we have attempted to limit duration and favor quality over yield.

Foreign currency government bonds comprised 6% of the Fund's assets at the fiscal year end.

Equities
The Fund is permitted to invest up to 50% of its assets in common stocks, and we have positioned the Fund close to this limit. Our equities, mostly foreign, include a mixture of attractively valued companies with high dividend yields, and high quality companies with potential to grow their dividends over time.

The Fund also held preferred stocks of Morgan Stanley and JP Morgan amounting to 3.6% of Fund assets. We purchased the latter after initial disclosure of trading losses earlier this year.

Management Fee Calculations

The Sextant Global High Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "World Allocation" category. With less than one year's operating history, the Fund is not able to compute the performance portion of the management fee and thus made no adjustment for relative performance. The basic annual management fee of 0.60% was charged for the month of December 2012.

Bond Quality Diversification

Based on total net assets as of 11/30/2012. Source: Moody's Investors Services.

November 30, 2012 Annual Report     |     29

Sextant Global High Income Fund

Schedule of Investments
Common Stocks — 47.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
France Telecom ADS	5,900	$84,351	$63,189	France	1.4%
Portugal Telecom ADS	17,000	80,599	79,560	Portugal	1.7%
SK Telecom ADS	6,200	82,085	94,674	South Korea	2.0%
Telenor	4,500	89,709	91,398	Norway	1.9%
Vodafone Group ADS	3,500	96,950	90,282	United Kingdom	1.9%

		433,694	419,103		8.9%

Consumer Discretionary

Automobile OEM
Daimler	1,500	72,215	74,191	Germany	1.6%

Entertainment
Whistler Blackcomb	12,000	129,651	153,179	Canada	3.2%

Passenger Transportation
Firstgroup	21,000	68,753	62,898	United Kingdom	1.3%

		270,619	290,268		6.1%

Consumer Staples

Food Manufacturing
H.J. Heinz	1,600	86,395	93,536	United States	2.0%

Household Products Manufacturing
Unilever	2,300	77,700	87,009	Netherlands	1.8%

		164,095	180,545		3.8%

Energy

Exploration & Production
EnCana	4,500	91,345	98,055	Canada	2.1%

Integrated Oils
Royal Dutch Shell ADS	1,300	84,087	87,061	United Kingdom	1.8%
Total ADS	1,800	91,047	90,288	France	1.9%
		175,134	177,349		3.7%

		266,479	275,404		5.8%

Financials

Banks
Itau Unibanco ADS	5,400	73,386	81,810	Brazil	1.7%
Malayan Banking	32,000	93,555	95,259	Malaysia	2.0%
NY Community Bancorp	5,000	63,684	65,050	United States	1.4%
		230,625	242,119		5.1%

Insurance Services & Other
AFP Provida ADS	500	53,200	51,250	Chile	1.1%

Investment Management
City of London Investment Group	7,500	44,875	30,308	United Kingdom	0.7%

		328,700	323,677		6.9%
Continued on next page.

The accompanying notes are an integral part of these financial statements.

30     |     November 30, 2012 Annual Report

Schedule of Investments
Common Stocks — 47.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Health Care

Large Pharmaceuticals
GlaxoSmithKline ADS	2,200	$97,809	$94,622	United Kingdom	2.0%
Novartis ADS	1,400	72,280	86,870	Switzerland	1.8%

		170,089	181,492		3.8%

Industrials

Infrastructure Construction
Hopewell Highway Infrastructure	225,000	117,330	122,817	China	2.6%

		117,330	122,817		2.6%

Materials

Precious Metal Mining
Gold Fields ADS	8,000	100,180	98,240	South Africa	2.1%

Specialty Chemicals
BASF	1,000	88,090	89,890	Germany	1.9%

		188,270	188,130		4.0%

Technology

Semiconductor Devices
Microchip Technology	3000	91,129	91,260	United States	1.9%

		91,129	91,260		1.9%

Utilities

Electric & Gas Marketing & Trading
E.ON ADR	5,200	110,896	93,821	Germany	2.0%

Power Generation
GDF Suez ADR	2,600	68,156	58,500	France	1.2%

		179,052	152,321		3.2%

Total Common Stock		2,209,457	2,225,017		47.0%

Preferred Stock — 3.6%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Institutional Brokerage
JPM Chase Capital Pfd C 6.70%	3,300	84,150	85,338	United States	1.8%
Morgan Stanley Cap Tr Cum Pfd 6.60%	3,300	81,114	82,830	United States	1.8%

		165,264	168,168		3.6%

Total Preferred Stock		165,264	168,168		3.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     31

Sextant Global High Income Fund

Schedule of Investments
Corporate Bonds — 34.2%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
AT&T	6.50% due 03/15/2013	$150,000	$151,996	United States	3.2%

		150,000	151,996		3.2%

Consumer Discretionary

Apparel, Footwear, Accessory Design
Hanesbrands	6.375% due 12/15/2020	150,000	164,812	United States	3.5%

Consumer Electronics & Appliance Stores
Best Buy	3.75% due 03/15/2016	62,000	55,645	United States	1.1%

E-Commerce Discretionary
Netflix	8.50% due 11/15/2017	175,000	187,906	United States	4.0%

Other Spec Retail — Discretionary
Toys R Us Property Co. I	10.75% due 07/15/2017	60,000	65,400	United States	1.4%
Toys R Us Property Co. II	8.50% due 12/01/2017	40,000	42,700	United States	0.9%
		100,000	108,100		2.3%

Specialty Apparel Stores
GAP	5.95% due 04/12/2021	100,000	114,060	United States	2.4%

		587,000	630,523		13.3%

Consumer Staples

Household Products Manufacturing
Revlon	9.75% due 11/15/2015	100,000	105,250	United States	2.2%

		100,000	105,250		2.2%

Energy

Midstream- Oil & Gas
Chesapeake Midstream Partners	6.125% due 07/15/2022	125,000	132,500	United States	2.8%

Refining & Marketing
Atlas Pipeline	8.75% due 06/15/2018	125,000	133,438	United States	2.8%
Valero Energy	6.70% due 01/15/2013	50,000	50,309	United States	1.1%
		175,000	183,747		3.9%

		300,000	316,247		6.7%

Materials

Basic & Diversified Chemicals
Huntsman International	8.625% due 03/15/2020	145,000	162,400	United States	3.4%

Precious Metal Mining
Anglogold Ashanti Holdings	5.375% due 04/15/2020	100,000	101,872	United States	2.2%

		245,000	264,272		5.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

32     |     November 30, 2012 Annual Report

Sextant Global High Income Fund

Schedule of Investments
Corporate Bonds — 34.2%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Technology

Computer Hardware
Hewlett-Packard	4.65% due 12/09/2021	$100,000	$96,739	United States	2.0%

Computer Storage
Seagate	7.75% due 12/15/2018	50,000	54,375	United States	1.2%

		150,000	151,114		3.2%

Total Corporate Bonds		1,532,000	1,619,402		34.2%

Government Bonds — 5.9%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Bonds

Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 2,000,000	166,449	Mexico	3.5%
Republic of South Africa	8.25% due 09/15/2017	ZAR 900,000	110,888	South Africa	2.4%

			277,337		5.9%

Total investments	(Cost = $4,261,177)		4,289,924		90.7%
Other assets (net of liabilities)			439,872		9.3%
Total net assets			$4,729,796		100.0%
¹Country of domicile unless otherwise indicated ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     33

Sextant Global High Income Fund

Statement of Assets and Liabilities
As of November 30, 2012

Assets
Investments in securities, at value (Cost $4,261,177)	$4,289,924
Cash	356,719
Receivable for securities sold	139,275
Dividends and interest receivable	41,294
Receivable for Fund shares sold	2,760
Total assets		4,829,972
Liabilities
Payable for securities purchased	90,205
Accrued expenses	7,762
Payable to affiliates	1,712
Accrued distribution fee	320
Distributions payable	177
Total liabilities		100,176
Net assets		$4,729,796

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$4,761,388
Undistributed net investment income	44
Accumulated net realized loss	(53,560)
Unrealized net appreciation on investments	21,924
Net assets applicable to Fund shares outstanding		$4,729,796

Fund shares outstanding		477,630

Net asset value, offering, and redemption price per share		$9.90

Statement of Operations
Year ended November 30, 2012

Investment income
Dividends (net of foreign tax of $13,473)	$68,658
Interest income	36,388
Gross investment income		105,046
Expenses
Investment adviser fees	16,003
Distribution fees	6,668
Audit fees	5,137
Printing and postage	1,575
Trustee fees	1,184
Other expenses	638
Filing and registration fees	521
Retirement plan custodial fees	274
Chief Compliance Officer expenses	247
Legal fees	167
Total gross expenses	32,414
Less adviser fees waived	(8,301)
Net expenses		24,113
Net investment income		$80,933

Net realized loss from investments and foreign currency		$(51,900)
Net increase in unrealized appreciation on investments and foreign currency		21,924
Net loss on investments		$(29,976)

Net increase in net assets resulting from operations		$50,957

The accompanying notes are an integral part of these financial statements.

34     |     November 30, 2012 Annual Report

Sextant Global High Income Fund

Statements of Changes in Net Assets	Period ended November 30, 2012
Increase (decrease) in net assets from operations
From operations
Net investment income	$80,933
Net realized gain on investments	(51,900)
Net increase in unrealized appreciation	21,924
Net increase in net assets	50,957
Distributions to shareholders from
Net investment income	(82,549)
Capital share transactions
Proceeds from sales of shares	4,788,968
Value of shares issued in reinvestment of dividends	82,372
Cost of shares redeemed	(109,952)
Net increase in net assets	4,761,388
Total increase in net assets	4,729,796

Net assets
Beginning of period	-
End of period	4,729,796

Undistributed net investment income	$44

Shares of the Fund sold and redeemed
Number of shares sold	480,099
Number of shares issued in reinvestment of dividends	8,321
Number of shares redeemed	(10,790)
Net increase in number of shares outstanding	477,630

Financial Highlights	Period ended
Selected data per share of outstanding capital stock throughout the period:	November 30, 2012
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income	0.18
Net gain (loss) on securities (both realized and unrealized)	(0.10)
Total from investment operations	0.08
Less distributions
Dividends (from net investment income)	(0.18)
Total distributions	(0.18)

Net asset value at end of period	$9.90

Total return	0.76%¹

Ratios / supplemental data
Net assets ($000), end of period	$4,730
Ratio of expenses to average net assets
Before fee waivers	1.22%²
After fee waivers	0.90%²
Ratio of net investment income after custodian fee credits to average net assets	3.03%²
Portfolio turnover rate	32%
¹Since inception March 30, 2012; not annualized	² Annualized

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     35

Sextant Growth Fund

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2012)
	10 Year	5 Year	1 Year	Expense Ratio¹
Sextant Growth Fund	7.35%	0.65%	12.64%	0.84%
S&P 500 Index	6.35%	1.34%	16.13%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2002, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $20,330 versus $18,523 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated March 30, 2012, and incorporates results for the fiscal year ended November 30, 2011. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Portfolio Diversification	Top Ten Holdings
	% of total net assets
Industry weightings are shown as a percentage of total net assets.	Apple	11.1%
	Amazon.com	6.0%
	Trimble Navigation	3.1%
	Intuit	2.9%
	Dr. Pepper Snapple	2.9%
	Johnson & Johnson	2.8%
	Honeywell International	2.4%
	Oracle	2.4%
	Lincoln Electric Holdings	2.3%
	PepsiCo	2.2%

36     |     November 30, 2012 Annual Report

Sextant Growth Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2012

For the fiscal year ended November 30, 2012, the Sextant Growth Fund returned 12.64%. This compares with the broader S&P 500 Index's 16.13% gain. Like most equity funds, the Fund suffered net redemptions as investors sought alternatives. Still, market appreciation caused Fund assets to increase 10.4%. The Fund's annual expense ratio rose to 1.10% as a result of the fulcrum element of the management fee. Qualified income dividends paid per share were 8.25¢.

Factors Affecting Past Performance

During 2012, the U.S. economy continued improving. The 2008-2009 financial crisis bankrupted both firms and families, and the real estate and construction markets are only now bumping up. During 2012, U.S. companies benefited from exports — and finally the return of the consumer — leading many to report solid earnings.

Communications Equipment, our largest industry (11.9% of the Fund), performed well for us as our largest holding, Apple, appreciated 53%. E-Commerce, our second largest industry (6.0% of the Fund), also outperformed as our second largest holding, Amazon.com, appreciated 31.08%. The next most important industries (5.1% each) of the Fund are Beverages (Dr. Pepper Snapple, PepsiCo) and Measurement Instruments (Agilent Technologies, Trimble Navigation).

The Sextant Growth Fund seeks long-term growth through investment in common stocks of U.S. domiciled companies. It generally follows a value investment approach, favoring companies with good fundamentals and relatively low price/earnings and price/book ratios.

Income is not a major consideration in portfolio selection, but we favor companies that institute or increase dividend payouts. Our low portfolio turnover meant we realized few market gains, and avoided a taxable capital gains distribution at year-end.

Looking Forward

U.S. monetary and fiscal policies are still highly stimulative, yet the economy slowly responds. New federal restrictions on banks and financial firms are reducing lending and the pace of recovery. Concerns about unconstrained costs of retirement, medical, unemployment, and other entitlement programs are all hindering the normal employment growth characteristic of past economic recoveries.

Burdened by decades of overspending and borrowing, the U.S. financial system will take years to recover. Construction, the swing economic sector, has been down for a long time. Commodity output and prices are wavering as worldwide demand looks soft. We expect developing world economies, such as Southeast Asia, India and China, will continue to grow faster than older and less structurally competitive countries such as Britain and the United States. Extremely low interest rates are being maintained in the U.S., although the Japanese experience shows this is no panacea. Europe, with its many cultures, continues to stagger.

Our analysts increasingly travel the country and the world, believing that firsthand observations are always useful. We continue our focus on larger companies, which tend to be more stable over time. Technology and basic industry investments should be profitable. Unfortunately, the outlook for 2013 earnings growth in the U.S. is being hurt by continuing economic doldrums. U.S. election campaigns in 2012 boosted the economy and entertained the voters, but resulted in virtually no change.

The volatility, risks, and returns of the stock market should continue. The poor stock market performances of 2000 through 2002 were reversed in 2003 through 2007 as stocks again provided investors with strong investment returns. The market collapse of 2008 was reversed in 2009 and 2010. Although 2011 had its ups and downs, the ending result was virtually even. 2012 did better, but investors burned from speculation are still abandoning the equity markets.

A long-term approach offers the best opportunity to prosper: for the difficult decade ended December 31, 2012, the Fund provided a 8.02% annualized total return. This compares favorably with the lower 7.12% average for the 863 funds in Morningstar's "Large Growth" category. This return is close to the averages established over many decades for equity investing, and far superior to the zero returns investors currently receive on cash, short-term equivalents, or money under the mattress.

Management Fee Calculations

The Sextant Growth Fund calculates the performance part of its management fee by comparing the Fund's return to the average return in Morningstar's "Large Growth" category. The Fund's 12-month return (12.64%) was less than one percent below the Morningstar™ category average (13.36%) at month-end November 30, 2012. Therefore, the basic annual management fee of 0.60% was charged for the month of December 2012.

November 30, 2012 Annual Report     |     37

Sextant Growth Fund

Schedule of Investments
Common Stocks — 90.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Local Media
John Wiley & Sons	10,000	$335,172	$427,000	1.7%

Telecom Carriers
AT&T	10,000	232,700	341,300	1.4%

		567,872	768,300	3.1%

Consumer Discretionary

Automobile OEM
Ford Motor	35,000	435,041	400,750	1.6%

E-Commerce Discretionary
Amazon.com¹	6,000	260,090	1,512,300	6.0%

Home Improvement
Stanley Black & Decker	3,000	190,295	215,730	0.9%

Home Products Stores
Bed Bath & Beyond¹	9,000	331,221	528,480	2.1%
Lowe's	15,000	295,388	541,350	2.1%
		626,609	1,069,830	4.2%

Lodging
Red Lion Hotels¹	41,000	150,409	297,250	1.2%

Passenger Transportation
Alaska Air¹	8,000	279,385	342,000	1.3%
Delta Air Lines¹	40,000	419,447	400,000	1.6%
		698,832	742,000	2.9%

		2,361,276	4,237,860	16.8%

Consumer Staples

Beverages
Dr. Pepper Snapple	16,000	383,381	717,600	2.9%
PepsiCo	8,000	459,066	561,680	2.2%
		842,447	1,279,280	5.1%

Mass Merchants
Costco Wholesale	3,000	248,150	311,760	1.2%

		1,090,597	1,591,040	6.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

38     |     November 30, 2012 Annual Report

Sextant Growth Fund

Schedule of Investments
Common Stocks — 90.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Financials

Investment Management
Invesco Limited	10,000	$243,690	$249,900	1.0%

Property & Casualty
Chubb	7,000	308,505	538,930	2.1%

Wealth Management
Charles Schwab	25,000	79,726	327,500	1.3%

		631,921	1,116,330	4.4%

Health Care

Biotech
Amgen	3,700	111,703	328,560	1.3%

Health Care Facilities
AmSurg¹	15,000	324,804	420,300	1.7%
VCA Antech¹	8,000	209,048	166,240	0.6%
		533,852	586,540	2.3%

Large Pharmaceuticals
Abbott Laboratories	7,000	305,488	455,000	1.8%
Johnson & Johnson	10,000	642,017	697,300	2.8%
		947,505	1,152,300	4.6%

Pharmacies & Drug Stores
CVS Caremark	10,000	339,270	465,100	1.8%

		1,932,330	2,532,500	10.0%

Industrials

Commercial Aircraft
Boeing	5,000	361,516	371,400	1.5%

Industrial Automation Controls
Honeywell International	10,000	330,476	613,300	2.4%

Industrial Machinery Manufacturing
Middleby¹	2,000	205,540	254,780	1.0%
Regal-Beloit	5,500	173,846	383,625	1.5%
		379,386	638,405	2.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     39

Sextant Growth Fund

Schedule of Investments
Common Stocks — 90.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials(continued)

Measurement Instruments
Agilent Technologies	13,000	$312,921	$497,770	2.0%
Trimble Navigation¹	14,000	202,081	778,960	3.1%
		515,002	1,276,730	5.1%

Metalworking Machinery Manufacturing
Lincoln Electric Holdings	12,000	325,653	570,120	2.3%

Post & Courier Services
United Parcel Service	6,000	395,747	438,660	1.7%

Rail Freight Transportation
Norfolk Southern	7,000	318,942	422,660	1.7%
Union Pacific	4,000	392,969	491,120	1.9%
		711,911	913,780	3.6%

		3,019,691	4,822,395	19.1%

Materials

Base Metals
Alcoa	22,000	188,320	185,020	0.7%

Precious Metal Mining
Coeur D'Alene Mines¹	12,000	239,114	279,120	1.1%

Steel Producers
Nucor	4,000	189,851	164,720	0.7%

		617,285	628,860	2.5%

Technology

Application Software
Adobe Systems¹	11,000	144,216	380,710	1.5%
Intuit	12,000	302,027	718,920	2.9%
		446,243	1,099,630	4.4%

Communications Equipment
Apple	4,800	39,606	2,809,344	11.1%
Cisco Systems	10,000	201,800	189,100	0.8%
		241,406	2,998,444	11.9%

Computer Hardware
Hewlett-Packard	18,000	525,367	233,820	0.9%

Infrastructure Software
Oracle	19,000	241,810	611,325	2.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

40     |     November 30, 2012 Annual Report

Sextant Growth Fund

Schedule of Investments
Common Stocks — 90.2%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology (continued)

Other Hardware
3D Systems¹	10,000	$240,848	$447,100	1.8%

Semiconductor Devices
Qualcomm	7,000	387,599	445,340	1.7%

		2,083,273	5,835,659	23.1%

Utilities

Integrated Utilities
Duke Energy	3,333	172,211	212,712	0.9%

Utility Networks
Piedmont Natural Gas	8,000	220,875	246,880	1.0%
Sempra Energy	6,000	276,535	410,520	1.6%
Spectra Energy	13,000	236,250	363,350	1.4%
		733,660	1,020,750	4.0%

		905,871	1,233,462	4.9%

Total investments		$13,210,116	22,766,406	90.2%
Other assets (net of liabilities)			2,483,777	9.8%
Total net assets			$25,250,183	100.0%
¹ Non-income producing

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     41

Sextant Growth Fund

Statement of Assets and Liabilities
As of November 30, 2012

Assets
Investments in securities, at value (Cost $13,210,116)	$22,766,406
Cash	1,675,123
Receivable for security sales	813,212
Dividends receivable	34,831
Receivable for Fund shares sold	13,209
Insurance reserve premium	1,215
Total assets		25,303,996
Liabilities
Accrued expenses	23,054
Payable to affiliates	20,041
Payable for Fund shares redeemed	5,174
Distributions payable	3,841
Accrued distribution fee	1,703
Total liabilities		53,813
Net assets		$25,250,183

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$15,749,362
Undistributed net investment income	27,785
Accumulated net realized loss	(83,254)
Unrealized net appreciation on investments	9,556,290
Net assets applicable to Fund shares outstanding		$25,250,183

Fund shares outstanding		1,240,746

Net asset value, offering and redemption price per share		$20.35

Statement of Operations
Year ended November 30, 2012

Investment income
Dividends	$368,730
Miscellaneous income	38
Gross investment income		368,768
Expenses
Investment adviser fees	147,686
Distribution fees	60,823
Filing and registration fees	20,986
Printing and postage	9,686
Audit fees	8,253
Retirement plan custodial fees	6,957
Trustee fees	4,525
Chief Compliance Officer expenses	3,277
Other expenses	2,829
Legal fees	1,996
Custodian fees	1,138
Total gross expenses	268,156
Less custodian fee credits	(1,138)
Net expenses		267,018
Net investment income		$101,750

Net realized gain from investments		$211,971
Net increase in unrealized appreciation on investments		2,527,733
Net gain on investments		2,739,704

Net increase in net assets resulting from operations		$2,841,454

The accompanying notes are an integral part of these financial statements.

42     |     November 30, 2012 Annual Report

Sextant Growth Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2012	Year ended Nov. 30, 2011
Increase (decrease) in net assets from operations:
From operations
Net investment income	$101,750	$140,935
Net realized gain (loss) on investments	211,971	(263,343)
Net increase in unrealized appreciation	2,527,733	874,209
Net increase in net assets	2,841,454	751,801
Distributions to shareholders from
Net investment income	(101,993)	(114,994)
Capital gains distribution	-	(15,111)
Total distributions	(101,993)	(130,105)
Capital share transactions
Proceeds from sales of shares	2,345,800	2,455,862
Value of shares issued in reinvestment of dividends	98,152	125,504
Early redemption fees retained	373	377
Cost of shares redeemed	(2,801,411)	(4,541,043)
Net decrease in net assets	(357,086)	(1,959,300)
Total increase (decrease) in net assets	2,382,375	(1,337,604)

Net assets
Beginning of year	22,867,808	24,205,412
End of year	25,250,183	22,867,808

Undistributed net investment income	$27,785	$28,028

Shares of the Fund sold and redeemed
Number of shares sold	118,664	130,620
Number of shares issued in reinvestment of dividends	4,823	6,919
Number of shares redeemed	(143,445)	(244,436)
Net decrease in number of shares outstanding	(19,958)	(106,897)

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2012	2011	2010	2009	2008
Net asset value at beginning of year	$18.14	$17.70	$16.00	$13.45	$19.99
Income from investment operations
Net investment income (loss)	0.08	0.11	0.05	(0.04)	0.04
Net gain (loss) on securities (both realized and unrealized)	2.21	0.43	1.70	2.59	(6.55)
Total from investment operations	2.29	0.54	1.75	2.55	(6.51)
Less distributions
Dividends (from net investment income)	(0.08)	(0.09)	(0.05)	(0.00)¹	(0.03)
Distributions (from capital gains)	-	(0.01)	-	-	(0.00)¹
Total distributions	(0.08)	(0.10)	(0.05)	(0.00)¹	(0.03)
Paid-in capital from early redemption fees	0.00¹	0.00¹	0.00¹	0.00¹	0.00¹

Net asset value at end of year	$20.35	$18.14	$17.70	$16.00	$13.45

Total return	12.64%	3.07%	10.93%	18.98%	(32.58)%

Ratios / supplemental data
Net assets ($000), end of year	$25,250	$22,868	$24,205	$21,534	$12,157
Ratio of expenses to average net assets
Before custodian fee credits	1.10%	0.84%	1.01%	1.34%	1.25%
After custodian fee credits	1.10%	0.84%	1.00%	1.34%	1.24%
Ratio of net investment income (loss) after custodian fee credits to average net assets	0.42%	0.57%	0.30%	(0.25)%	0.20%
Portfolio turnover rate	10%	15%	16%	7%	2%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     43

Sextant International Fund

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2012)
	10 Year	5 Year	1 Year	Expense Ratio¹
Sextant International Fund	10.25%	-0.93%	4.05%	0.88%
NYSE Arca International Index	7.91%	-3.96%	11.22%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2002 to an identical amount invested in the NYSE Arca International Index, a broad-based index of international stock prices. The graph shows that an investment in the Fund would have risen to $26,531 versus $15,814 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated March 30, 2012, and incorporates results for the fiscal year ended November 30, 2011. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Portfolio Diversification	Top Ten Holdings
	% of total net assets
Industry weightings are shown as a percentage of total net assets.	Copa Holdings Class A	3.1%
	Barrick Gold	2.3%
	Novo Nordisk ADS	2.2%
	SAP ADS	2.1%
	Coca-Cola Femsa ADS	2.1%
	Orient-Express Hotels Class A	2.1%
	Novartis ADS	2.0%
	Toyota Motor ADS	2.0%
	ASML	2.0%
	BASF ADR	2.0%

44     |     November 30, 2012 Annual Report

Sextant International Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2012

For the fiscal year ended November 30, 2012, the Sextant International Fund returned 4.05%. For the previous fiscal year (2011), the Fund declined 3.31%. The Fund's benchmark, the NYSE Arca International Index of 50 global ADRs, gained 11.22% for fiscal 2012.

The Fund's annual expense ratio rose to 1.10% from 0.88%, as a result of the fulcrum element of the management fee. The Fund paid a year-end income dividend of 14.3¢ per share, up from last year's 12.2¢ income dividend.

Longer-Term Results

On page two of this report are the comparative returns and percentile Morningstar category rankings as of December 31, 2012. Over the last five and ten year periods, Sextant International Fund ranked in the top 6th percentile in the Foreign Large Blend category (out of 589 and 325 funds, respectively). This long-term performance continues to attract new investors, and total Fund assets increased by 11.3% for fiscal 2012.

Factors Affecting Past Performance

In a world economy awash with virtually free stimulus funds, the U.S. dollar held relatively steady during 2012. The Fund underperformed primarily from large amounts in temporary cash and equivalent positions, which protected the Fund but hurt our comparative returns. The Fund is diversified across industries and countries, favoring larger and more established companies that are more stable in difficult times. As conservative managers, we are less likely to exceed market returns when prices are rising — a cost of seeking to protect investors when prices are falling.

Our portfolio has more than 4% invested in each of Canada, the United Kingdom, Japan, Brazil, Mexico and Germany. Economic activity was stronger in Asia and weaker in Europe. We reduced our cyclical and resource based positions, but see these sectors as attractive for the long-term. Financial firms, which we reduced in 2011, recovered strongly during 2012. The accompanying tables and graphs show the industry allocation and holdings. Our holdings in any one issue are small. Telecom Carriers is our largest industry, followed by Integrated Oils, Application Software and Large Pharmaceuticals. The world banking system regained strength in 2012, generally increasing capital and assets. Lending to weak sovereign entities continues.

Looking Forward

Asia and Latin America rebounded quickly from the recession caused by the 2008 world credit collapse. But now, many governments are beginning to scale back stimulus and spending programs as they can no longer afford the costs. Commodities are being purchased more as inflation hedges than to meet actual demand.

The Sextant International Fund is broadly diversified in companies headquartered outside the United States. Many have worldwide operations, including in the U.S. Burdened by decades of overspending and borrowing, the financial systems of most countries will take years to recover. Europe, with its many cultures, again looks especially weak in 2013.

Our analysts increasingly travel the globe, believing that firsthand observations are needed when conditions are so murky. Saturna Capital established a research office in Malaysia in 2010, and looks to doing the same in Europe sometime soon. We continue to focus on larger companies, which tend to provide current income and stability. We expect technology and basic industry investments to be profitable as we invest for the long-term. We prefer to hold cash rather than make risky investment bets.

Management Fee Calculations

The Sextant International Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar's™ "Foreign Large Blend" category. The Fund's 12-month return (4.05%) was more than four percent below the Morningstar™ category average (11.44%) at month-end November 30, 2012. Therefore, the basic annual management fee of 0.60% was decreased to 0.30% for the month of December 2012.

November 30, 2012 Annual Report     |     45

Sextant International Fund

Schedule of Investments
Common Stocks — 79.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Local Media
Pearson ADS	90,000	$1,021,915	$1,713,600	United Kingdom	0.9%

Telecom Carriers
America Movil ADS	100,000	1,944,043	2,359,000	Mexico	1.3%
BCE	60,000	1,414,018	2,538,000	Canada	1.4%
China Mobile ADS	25,000	1,172,229	1,423,000	Hong Kong	0.8%
Chorus	35,000	438,469	485,450	New Zealand	0.3%
Millicom International Cellular	10,000	905,668	857,993	Global³	0.5%
PT Indosat ADS	23,000	622,786	708,630	Indonesia	0.4%
SK Telecom ADS	30,000	511,437	458,100	South Korea	0.2%
Telecom New Zealand ADS	50,000	470,096	470,500	New Zealand	0.3%
Telefonica ADS	184,736	3,338,537	2,407,110	Spain	1.3%
Telefonica Brasil ADS	50,000	1,322,495	1,097,000	Brazil	0.6%
Telus	45,000	1,334,187	2,917,350	Canada	1.6%
Turkcell Iletisim Hizmetleri ADS	90,000	1,268,958	1,363,500	Turkey	0.7%
Vodaphone ADS	125,000	3,043,685	3,224,375	United Kingdom	1.7%
		17,786,608	20,310,008		11.1%

		18,808,523	22,023,608		12.0%

Consumer Discretionary

Automobile OEM
Daimler	19,200	895,298	949,640	Germany	0.5%
Daimler Registered Shares	800	40,200	39,704	Germany	0.0%[4]
Nissan Motor ADR	120,000	1,712,551	2,347,200	Japan	1.3%
Tata Motors ADS	50,000	1,135,770	1,253,500	India	0.7%
Toyota Motor ADS	42,000	3,249,259	3,615,360	Japan	2.0%
		7,033,078	8,205,404		4.5%

E-Commerce Discretionary
MercadoLibre	10,000	829,340	719,500	Brazil[5]	0.4%

Lodging
Orient-Express Hotels Class A²	310,000	2,994,487	3,822,300	Global³	2.1%

Passenger Transportation
Copa Holdings Class A	60,000	3,268,200	5,690,400	Panama	3.1%
LATAM Airlines ADS	130,000	1,191,580	2,879,500	Chile	1.5%
Ryanair ADS²	20,000	623,100	688,600	Ireland	0.4%
		5,082,880	9,258,500		5.0%

		15,939,785	22,005,704		12.0%

Consumer Staples

Beverages
Coca-Cola Femsa ADS	27,557	1,357,613	3,887,741	Mexico	2.1%
Fomento Economico Mexico ADS	30,000	1,614,722	2,942,400	Mexico	1.6%
		2,972,335	6,830,141		3.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

46     |     November 30, 2012 Annual Report

Sextant International Fund

Schedule of Investments
Common Stocks — 79.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Consumer Staples (continued)

Food Retailers
Carrefour ADS	170,000	$761,908	$829,600	France	0.5%

Household Products Manufacturing
Unilever ADS	50,000	1,315,509	1,917,500	United Kingdom	1.0%

		5,049,752	9,577,241		5.2%

Energy

Exploration & Production
EnCana	110,000	2,681,623	2,396,900	Canada	1.3%

Integrated Oils
BG ADS	70,000	1,253,784	1,200,500	United Kingdom	0.7%
BP ADS	50,000	2,180,675	2,088,000	United Kingdom	1.1%
Cenovus Energy	60,000	1,516,298	2,001,000	Canada	1.1%
Eni ADS	50,000	2,212,041	2,371,500	Italy	1.3%
Petroleo Brasileiro ADS	70,000	2,615,500	1,257,900	Brazil	0.7%
Statoil ADS	60,000	1,551,895	1,463,400	Norway	0.8%
Total ADS	45,000	2,528,346	2,257,200	France	1.2%
		13,858,539	12,639,500		6.9%

		16,540,162	15,036,400		8.2%

Financials

Banks
Australia & New Zealand Banking Group ADR	80,000	1,581,457	2,040,800	Australia	1.1%
Banco Santander ADS	200,000	2,053,620	1,338,000	Brazil	0.7%
Mitsubishi UFJ Financial Group ADS	500,000	2,697,948	2,305,000	Japan	1.3%
Toronto-Dominion Bank	40,000	2,302,163	3,323,200	Canada	1.8%
		8,635,188	9,007,000		4.9%

Institutional Brokerage
Nomura Holdings ADS	30,000	351,958	124,500	Japan	0.1%

		8,987,146	9,131,500		5.0%

Health Care

Generic Pharmaceuticals
Teva Pharmaceutical ADS	50,000	2,472,947	2,017,500	Israel	1.1%

Health Care Supply Chain
Sinopharm Group	100,000	308,331	310,237	China	0.2%

Large Pharmaceuticals
GlaxoSmithKline ADS	50,000	1,935,020	2,150,500	United Kingdom	1.2%
Novartis ADS	60,000	3,076,591	3,723,000	Switzerland	2.0%
Novo Nordisk ADS	25,000	1,631,867	3,966,750	Denmark	2.2%
		6,643,478	9,840,250		5.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     47

Sextant International Fund

Schedule of Investments
Common Stocks — 79.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Health Care (continued)

Specialty Pharmaceuticals
Shire ADR	32,000	$1,738,765	$2,772,160	Ireland	1.5%

		11,163,521	14,940,147		8.2%

Industrials

Construction & Mining Machinery
Metso ADR	12,100	130,802	456,412	Finland	0.2%

		130,802	456,412		0.2%

Materials

Agricultural Chemicals
Potash Corp. of Saskatchewan	80,000	2,699,902	3,081,600	Canada	1.7%
Quimica y Minera ADS	40,000	2,361,095	2,264,000	Chile	1.2%
		5,060,997	5,345,600		2.9%

Base Metals
Anglo American ADR	150,000	2,300,535	2,080,500	South Africa	1.1%
Teck Resources	100,000	458,225	3,367,000	Canada	1.8%
		2,758,760	5,447,500		2.9%

Forestry & Logging
Fibria Celulose	150,000	2,152,043	1,516,500	Brazil	0.8%

Precious Metal Mining
Barrick Gold	120,000	4,633,683	4,143,600	Canada	2.3%
Newcrest Mining ADR	89,301	3,244,032	2,366,476	Australia	1.3%
		7,877,715	6,510,076		3.6%

Raw Material Suppliers
BHP Billiton ADS	40,000	2,493,559	2,881,600	Australia	1.6%
Vale ADS	110,000	2,177,291	1,917,300	Brazil	1.0%
		4,670,850	4,798,900		2.6%

Specialty Chemicals
BASF ADR	40,000	2,888,666	3,595,600	Germany	2.0%

Steel Producers
Tenaris ADS	15,000	583,169	599,100	Argentina[5]	0.3%

		25,992,200	27,813,276		15.1%

Technology

Application Software
Dassault Systems ADR	30,000	2,222,944	3,412,500	France	1.8%
Nice Systems ADS²	80,000	2,901,033	2,702,400	Israel	1.5%
SAP ADS	50,000	2,794,738	3,899,500	Germany	2.1%
		7,918,715	10,014,400		5.4%

Electronics Components
Nidec ADS	26,703	514,164	407,755	China[5]	0.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

48     |     November 30, 2012 Annual Report

Sextant International Fund

Schedule of Investments
Common Stocks — 79.7%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Technology (continued)

IT Services
Infosys ADS	50,000	$2,271,519	$2,222,500	India	1.2%
Wolters Kluwer	180,000	3,369,276	3,461,799	Netherlands	1.9%
		5,640,795	5,684,299		3.1%

Printing & Imaging
Canon ADS	50,000	2,268,340	1,759,000	Japan	1.0%

Semiconductor Capital Equipment
ASML	57,750	2,144,504	3,613,417	Netherlands	2.0%

		18,486,518	21,478,871		11.7%

Utilities

Utility Networks
CPFL Energia ADS	120,000	2,784,531	2,620,800	Brazil	1.4%
Enersis ADS	65,000	1,024,863	1,101,750	Chile	0.6%
Korea Electric Power ADS²	20,000	304,261	245,400	South Korea	0.1%

		4,113,655	3,967,950		2.1%

Total investments		$125,212,064	146,431,109		79.7%
Other assets (net of liabilities)			37,300,408		20.3%
Total net assets			$183,731,517		100.0%
[1] Country of domicile unless otherwise indicated
[2] Non-income producing
[3] Denotes a worldwide presence, comprising an entity with exposure to many regions and countries
[4] Amount is less than 0.05%
[5] Denotes country of primary exposure

ADS: American Depositary Share
ADR: American Depositary Receipt

Countries

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     49

Sextant International Fund

Statement of Assets and Liabilities
As of November 30, 2012

Assets
Investments in securities, at value (Cost $125,212,064)	$146,431,109
Cash	36,078,388
Dividends receivable	1,388,970
Receivable for Fund shares sold	359,157
Total assets		184,257,624
Liabilities
Payable for Fund shares redeemed	299,311
Payable to affiliates	100,975
Accrued expenses	73,728
Distributions payable	39,642
Accrued distribution fee	12,451
Total liabilities		526,107
Net assets		$183,731,517

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$164,547,475
Accumulated net realized loss on investments	(2,034,995)
Unrealized net appreciation on investments	21,219,037
Net assets applicable to Fund shares outstanding		$183,731,517

Fund shares outstanding		12,374,052

Net asset value, offering and redemption price per share		$14.85

Statement of Operations
Year ended November 30, 2012

Investment income
Dividends (net foreign tax of $431,767)	$3,696,572
Miscellaneous income	50
Gross investment income		3,696,622
Expenses
Investment adviser fees	1,280,161
Distribution fees	444,199
Audit fees	58,040
Printing and postage	44,056
Trustee fees	36,851
Filing and registration fees	25,125
Other expenses	21,139
Chief Compliance Officer expenses	21,038
Legal fees	12,672
Retirement plan custodial fees	7,521
Custodian fees	7,109
Total gross expenses	1,957,911
Less custodian fee credits	(7,109)
Net expenses		1,950,802
Net investment income		$1,745,820

Net realized loss from investments and foreign currency		$(522,458)
Net increase in unrealized appreciation on investments		5,176,302
Net gain on investments		$4,653,844

Net increase in net assets resulting from operations		$6,399,664

The accompanying notes are an integral part of these financial statements.

50     |     November 30, 2012 Annual Report

Sextant International Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2012	Year ended Nov. 30, 2011
Increase (decrease) in net assets from operations:
From operations
Net investment income	$1,745,820	$1,389,735
Net realized loss on investments	(522,458)	(1,526,071)
Net increase (decrease) in unrealized appreciation	5,176,302	(6,737,002)
Net increase (decrease) in net assets	6,399,664	(6,873,338)
Distributions to shareholders from
Net investment income	(1,752,397)	(1,389,585)
Total distributions	(1,752,397)	(1,389,585)
Capital share transactions
Proceeds from sales of shares	71,414,557	85,223,505
Value of shares issued in reinvestment of dividends	1,712,748	1,372,301
Early redemption fees retained	10,463	63,508
Cost of shares redeemed	(59,179,801)	(64,057,958)
Net increase in net assets	13,957,967	22,601,356
Total increase in net assets	18,605,234	14,338,433

Net assets
Beginning of year	165,126,283	150,787,850
End of year	183,731,517	165,126,283

Undistributed net investment income	$ -	$20,468

Shares of the Fund sold and redeemed
Number of shares sold	4,849,441	5,526,541
Number of shares issued in reinvestment of dividends	115,492	95,232
Number of shares redeemed	(4,048,398)	(4,199,243)
Net increase in number of shares outstanding	916,535	1,422,530

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2012	2011	2010	2009	2008
Net asset value at beginning of year	$14.41	$15.03	$14.03	$11.32	$16.11
Income from investment operations
Net investment income	0.14	0.12	0.06	0.02	0.03
Net gains (losses) on securities (both realized and unrealized)	0.44	(0.63)	1.12	2.72	(4.79)
Total from investment operations	0.58	(0.51)	1.18	2.74	(4.76)
Less distributions
Dividends (from net investment income)	(0.14)	(0.12)	(0.06)	(0.03)	(0.03)
Distributions (from capital gains)	-	-	(0.12)	-	-
Total distributions	(0.14)	(0.12)	(0.18)	(0.03)	(0.03)
Paid-in capital from early redemption fees	0.00¹	0.01	0.00¹	0.00¹	0.00¹

Net asset value at end of year	$14.85	$14.41	$15.03	$14.03	$11.32

Total return	4.05%	(3.31)%	8.43%	24.22%	(29.56)%

Ratios / supplemental data
Net assets ($000), end of year	$183,732	$165,126	$150,788	$95,885	$21,497
Ratio of expenses to average net assets
Before custodian fee credits	1.10%	0.88%	1.03%	1.14%	1.43%
After custodian fee credits	1.10%	0.88%	1.03%	1.13%	1.42%
Ratio of net investment income after custodian fee credits to average net assets	0.98%	0.81%	0.51%	0.27%	0.40%
Portfolio turnover rate	10%	7%	2%	2%	10%
¹Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

November 30, 2012 Annual Report     |     51

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. Seven portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (the "Funds"), and Idaho Tax-Exempt Fund, which is distributed through a separate prospectus and the results of which are contained in a separate report.

Sextant Growth (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant International and Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 2, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

The investment objective of the Growth and International Funds is long-term capital growth. The investment objectives of the Core Fund are long-term capital appreciation and preservation. The investment objective of the Bond Income and Short-Term Bond Funds is current income, with Short-Term Bond having the additional objective of capital preservation. The investment objectives of the Global High Income Fund are high income and capital preservation.

NOTE 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and U.S. Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-U.S. securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the NYSE is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair

52     |     November 30, 2012 Annual Report

Notes To Financial Statements (continued)

value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2012 in valuing the Funds' investments carried at value:

Funds	Total	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Short-Term Bond
Certificate of deposit	$229,498	$-	$229,498	$-
Corporate Bonds	$3,852,624	$-	$3,852,624	$-
Foreign Government Bonds	$470,964	$-	$470,964	$-
Municipal Bonds	$822,768	$-	$726,207	$96,561
U.S. Government	$854,840	$-	$854,840	$-
Total Assets	$6,230,694	$-	$6,134,133	$96,561

	Short-Term Bond Level 3 Roll-Forward Municipal Securities
	Beginning balance			$97,489
	Total unrealized gains or losses			$(928)
	Purchases			$-
	Maturity			$-
	Transfers in and/or out of level 3			$-
	Ending Balance			$96,561

Bond Income
Corporate Bonds	$4,069,769	$-	$4,069,769	$-
Foreign Government Bonds	$246,469	$-	$246,469	$-
Municipal Bonds	$2,714,806	$-	$2,714,806	$-
Total Assets	$7,031,044	$-	$7,031,044	$-

Core
Common Stocks	$3,741,177	$3,741,177	$-	$-
Corporate Bonds	$2,435,278	$-	$2,435,278	$-
Government Agency Bonds	$100,005	$-	$100,005	$-
Municipal Bonds	$223,836	$-	$223,836	$-
Total Assets	$6,500,296	$3,741,177	$2,759,119	$-

Global High Income
Common Stocks	$2,225,017	$1,686,365	$538,652	$-
Corporate Bonds	$1,619,402	$-	$1,619,402	$-
Foreign Government Bonds	$277,337	$-	$277,337	$-
Preferred Stocks	$168,168	$168,168	$-	$-
Total Assets	$4,289,924	$1,854,533	$2,435,391	$-

Growth
Common Stocks	$22,766,406	$22,766,406	$-	$-
Total Assets	$22,766,406	$22,766,406	$-	$-

International
Common Stocks	$146,431,109	$140,851,440	$5,579,669	$-
Total Assets	$146,431,109	$140,851,440	$5,579,669	$-

During the period ended November 30, 2012, no Fund had transfers between Level 1 and Level 2.

New accounting pronouncement:

In May 2011, FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements" in GAAP and the International Financial Reporting Standards ("IFRSs"). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Odd Lots:

The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of a Fund's holdings may consist of less than a Round Lot and are considered "Odd Lots." Odd Lot municipal bonds trade at a discount to Round Lot municipal bonds to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Funds apply a discount to the valuation of Odd Lot municipal bonds holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	-0.750%
10,000-24,999	-0.625%
25,000-49,999	-0.500%
50,000-74,999	-0.375%
75,000-99,999	-0.250%
100,000 and up	none

Derivative instruments and hedging activities:

The Funds have adopted the financial accounting reporting rules regulations that require enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the fiscal year ended November 30, 2012, the Funds did not hold any derivative instruments.

Investment concentration:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting standards identify these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This periodic process includes evaluation of other financial institutions providing investment company custody services.

November 30, 2012 Annual Report     |     53

Notes To Financial Statements (continued)

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009 — 2011), or expected to be taken in the Funds' 2012 tax returns. The Funds identify their major tax jurisdiction as U.S. federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share:

	Short-Term Bond	Bond Income
Undistributed net investment income	$ -	$90
Accumulated gains (losses)	$ -	$ -
Paid-in capital	$ -	$(90)

	Core	Global High Income
Undistributed net investment income	$28	$1,660
Accumulated gains (losses)	$(2)	$(1,660)
Paid-in capital	$(26)	$ -

	Growth	International
Undistributed net investment income	$ -	$(13,891)
Accumulated gains (losses)	$ -	$15,797
Paid-in capital	$ -	$(1,906)

These reclassifications were due to over-distribution and the treatment of foreign currencies.

Distributions to shareowners:

For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareholders from net investment income are payable at the end of each November.

Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations, and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take dividends in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted over the lives of the respective securities. Cash dividends from equity securities are recorded as income on the ex-dividend date.

NOTE 3 — Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 (March 30, 2007, for Sextant Core Fund and March 30, 2012 for Sextant Global High Income Fund), Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the Adviser a base Investment Advisory and Administrative Services Fee of .60% of average net assets per annum, payable monthly. The Adviser has agreed to certain limits on expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

Performance Adjustment for Sextant Global High Income Fund, Sextant Short-Term Bond Fund and Sextant Bond Income Fund:

  For each month in which either of these Funds' total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

Performance adjustment for Sextant Core Fund, Sextant Growth Fund, and Sextant International Fund:

  For each month in which these Funds' total investment returns (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%.
  If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%.

The Adviser has voluntarily undertaken to limit expenses of Sextant Global High Income Fund and Sextant Bond Income Fund to 0.90%, and Sextant Short-Term Bond Fund to 0.75%, through March 31, 2013. It waives its investment advisory and administrative fee to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely should assets of such Fund be less than $2 million. For the fiscal year ended November 30, 2012, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Short-Term Bond	$34,623	$32,468	$ -
Bond Income	53,173	33,492	$ -
Core	37,329	N/A	$ -
Global High Income¹	16,003	$8,301	$ -
Growth	147,686	N/A	$ -
International	$1,280,161	N/A	$ -

¹ For the period March 30, 2012 through November 30, 2012

54     |     November 30, 2012 Annual Report

Notes To Financial Statements (continued)

In accordance with the expense waiver noted above, for the fiscal year ended November 30, 2012, Saturna Capital waived a portion or all of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of .25% of the average net assets of the Funds. During the fiscal year ended November 30, 2012, the Trust paid SBS the following amounts:

12b-1 fees
Short-Term Bond	$16,189
Bond Income	18,284
Core	16,503
Global High Income¹	6,668
Growth	60,823
International	$444,199

¹ For the period March 30, 2012 through November 30, 2012

SBS is the primary broker used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions for the Trust for free (no commissions). Should any change occur in this policy, shareowners would be notified. Transactions effected through other brokers may be subject to a commission payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. For the year ended November 30, 2012, the Fund paid STC the following amounts:

Retirement plan custodial fees
Short-Term Bond	$3,644
Bond Income	2,336
Core	1,837
Global High Income¹	274
Growth	6,957
International	$7,521

¹ For the period March 30, 2012 through November 30, 2012

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital, Saturna Brokerage Services, and Saturna Trust Company. Mr Kaiser is not compensated by the Trust. For the fiscal year ended November 30, 2012, the Trust incurred $29,000 in Independent Trustee compensation.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the year ended November 30, 2012, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Short-Term Bond	$711
Bond Income	715
Core	680
Global High Income¹	247
Growth	3,277
International	$21,038

¹ For the period March 30, 2012 through November 30, 2012

On November 30, 2012, the trustees, officers, and their affiliates as a group owned 30.3%, 30.4%, 37.4%, 37.9%, 9.8% and 1.5% of the outstanding shares of Short-Term Bond, Bond Income, Core, Global High Income, Growth and International, respectively.

NOTE 4 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2011, and 2012, were as follows:

	Year ended Nov. 30, 2012	Year ended Nov. 30, 2011
Short-Term Bond Fund
Ordinary income	$95,199	$103,724
Bond Income Fund
Ordinary income	236,032	200,532
Core Fund
Ordinary income	87,854	85,118
Global High Income Fund
Ordinary income	82,549	n/a
Growth Fund
Ordinary income	101,993	114,994
Long-term capital gain¹	-	15,111
International Fund
Ordinary income	$1,752,397	$1,389,585

¹ Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code

NOTE 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2012 were as follows:

	Short-Term Bond	Bond Income
Cost of investments	$6,128,499	$6,318,640
Gross tax unrealized appreciation	102,273	713,054
Gross tax unrealized depreciation	(78)	(650)
Net tax unrealized appreciation	$102,195	$712,404

	Core	Global High Income
Cost of investments	$5,764,743	$4,261,177
Gross tax unrealized appreciation	864,514	132,121
Gross tax unrealized depreciation	(128,961)	(103,374)
Net tax unrealized appreciation	$735,553	$28,747

	Growth	International
Cost of investments	$13,210,116	$125,212,064
Gross tax unrealized appreciation	10,033,685	32,243,409
Gross tax unrealized depreciation	(477,395)	(11,024,364)
Net tax unrealized appreciation	$9,556,290	$21,219,045

November 30, 2012 Annual Report     |     55

Notes To Financial Statements (continued)

As of November 30, 2012, components of distributable earnings on a tax basis were as follows:

Short-Term Bond
Undistributed ordinary income	$1,308
Tax accumulated earnings	1,308
Accumulated capital losses	(38,622)
Unrealized appreciation	102,195
Total accumulated earnings	$64,881

Bond Income
Accumulated capital losses	$(38,659)
Unrealized appreciation	712,404
Total accumulated earnings	$673,745

Core
Accumulated capital losses	$(377,713)
Unrealized appreciation	735,553
Total accumulated earnings	$357,840

Global High Income
Undistributed ordinary income	$44
Tax accumulated earnings	44
Accumulated capital losses	(53,560)
Unrealized appreciation	28,747
Other unrealized losses	(6,823)
Total accumulated earnings	$(31,592)

Growth
Undistributed ordinary income	$27,785
Tax accumulated earnings	27,785
Accumulated capital losses	(83,254)
Unrealized appreciation	9,556,290
Total accumulated earnings	$9,500,821

International
Accumulated capital losses	$(2,034,995)
Unrealized appreciation	21,219,045
Other unrealized losses	(8)
Total accumulated earnings	$19,184,042

At November 30, 2012, the Funds had capital loss carryforwards as follows, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Carryforward	Expiration
Short-Term Bond
	$2,972	2014
	10,255	2016
Short-term loss carryforward	25,394	Unlimited
	$38,622

Bond Income
	$18,192	2016
	20,467	2017
	$38,659

Core
	$74,883	2016
	62,995	2017
	11,779	2018
	73,738	2019
Short-term loss carryforward	14,134	Unlimited
Long-term loss carryforward	140,184	Unlimited
	$377,713

Global High Income
Short-term loss carryforward	$53,560	Unlimited
	$53,560

Growth
	$83,254	2019
	$83,254

International
	$1,528,334	2019
Short-term loss carryforward	449,325	Unlimited
Long-term loss carryforward	57,336	Unlimited
	$2,034,995

		Expiration
Bond Income
Utilized capital loss carryforward	$1,393	2016

Growth
Utilized capital loss carryforward	$211,971	2019

56     |     November 30, 2012 Annual Report

NOTE 6 — Investments

Investment transactions other than short-term investments for the fiscal year ended November 30, 2012, were as follows:

	Purchases	Sales
Short-Term Bond	$2,273,510	$1,511,938
Bond Income	1,630,080	375,000
Core	2,654,668	1,030,574
Global High Income	5,314,260	974,129
Growth	2,364,018	3,827,067
International	$36,822,608	$12,958,881

NOTE 7 — Custodian

Under agreements in place with the Trust's custodian, BNY Mellon, custody fees are reduced by credits for cash balances. Such reductions for the fiscal year ended November 30, 2012, were as follows:

Custodian Fee Credits
Short-Term Bond	$290
Bond Income	328
Core	273
Global High Income	-
Growth	1,138
International	$7,109

NOTE 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

November 30, 2012 Annual Report     |     57

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statement of assets and liabilities of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Growth Fund, Sextant International Fund and Sextant Global High Income Fund, each a series of Saturna Investment Trust (the "Trust"), including the schedules of investments, as of November 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, with respect for Sextant Global High Income Fund, the statement of operations, the statement of changes in net assets and the financial highlights for the period March 30, 2012 (commencement of operations) to November 30, 2012. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Growth Fund, Sextant International Fund and Sextant Global High Income Fund as of November 30, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 18, 2013

Tait, Weller & Baker LLP

58     |     November 30, 2012 Annual Report

Expenses (unaudited)

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Saturna Individual Retirement Accounts. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 to November 30, 2012).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds also charge for extra services rendered on request, which you may need to add to determine your total expenses, for example $25 per domestic bank wire, $35 per international bank wire, or overnight courier delivery charges.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees assessed by custodians other than Saturna Trust Company that are not included in the expenses shown in the table, such as IRA fees (there are no fees on Saturna IRAs, ESAs or HSAs with the Sextant Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2012)	Ending Account Value (November 30, 2012)	Expenses Paid During Period¹	Annualized Expense Ratio
Short-Term Bond Fund
Actual	$1,000	$1,004.80	$3.82	0.76%
Hypothetical (5% return before expenses)	$1,000	$1,021.26	$3.85	0.76%

Bond Income Fund
Actual	$1,000	$1,029.30	$4.58	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56	0.90%

Core Fund
Actual	$1,000	$1,029.70	$6.41	1.26%
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.38	1.26%

Global High Income Fund
Actual	$1,000	$1,050.70	$4.63	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56	0.90%

Growth Fund
Actual	$1,000	$1,048.90	$5.96	1.16%
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.87	1.16%

International Fund
Actual	$1,000	$1,083.30	$5.12	0.98%
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$4.96	0.98%

¹ Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2012, through November 30, 2012), multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

November 30, 2012 Annual Report     |     59

Trustees and Officers (unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees
(graphic omitted)	John E. Love 1300 N. State Street Bellingham WA 98225 Age: 80	Independent Trustee since 1987; Independent Chairman	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Seven	None
(graphic omitted)	Gary A. Goldfogel, MD 1300 N. State Street Bellingham WA 98225 Age: 54	Independent Trustee since 1995	Medical Examiner (pathologist). Owner, Avocet Environmental Testing (laboratory)	Seven	None
(graphic omitted)	Herbert G. Grubel, PhD 1300 N. State Street Bellingham WA 98225 Age: 78	Independent Trustee since 2005	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Seven	Amana Mutual Funds Trust (retired 2011)
(graphic omitted)	Ronald H. Fielding, MA, MBA, CFA 1300 N. State Street Bellingham WA 98225 Age: 63	Independent Trustee since 2009	Retired (2009); Senior Vice President & Portfolio Manager, OppenheimerFunds Rochester Division	Ten	Amana Mutual Funds Trust; ICI Mutual Insurance Company
Interested Trustee
(graphic omitted)	Nicholas F. Kaiser, MBA, CFA¹ 1300 N. State Street Bellingham WA 98225 Age: 66	President and Trustee since 1990	Chairman (retired president 2009), Saturna Capital Corporation (the Trust's investment adviser); Director, Saturna Brokerage Services (the Trust's distributor)	Ten	Amana Mutual Funds Trust

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Fund's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 800/SATURNA and on the Funds' website, www.sextantfunds.com, includes additional information about the Trustees.

On November 30, 2012, the trustees, officers, and their affiliates as a group owned 30.3%, 30.7%, 37.4%, 37.9%, 9.8% and 1.5% of the outstanding shares of Short-Term Bond, Bond Income, Core, Global High Income, Growth and International Funds, respectively. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor. Mr. Kaiser is the portfolio manager of the Sextant Growth Fund and the Sextant International Fund. He is an interested person of the Trust by reason of his positions with the Trust's adviser and distributor, and with the Amana Mutual Funds Trust. Mr. McIlvaine is the portfolio manager of the Sextant Bond Income Fund, Sextant Short-Term Bond Fund and Idaho Tax-Exempt Fund. He is an interested person of the Trust by reason of his positions with the Trust's adviser and distributor.

¹ Holds same position with Amana Mutual Funds Trust.

60     |     November 30, 2012 Annual Report

Trustees and Officers (continued) (unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Officers Who Are Not Trustees
(graphic omitted)	Phelps S. McIlvaine¹ 1300 N. State Street Bellingham, WA 98225 Age: 59	Vice President since 1994	Vice President, Saturna Capital Corporation (the Trust's investment adviser); Director and Treasurer, Saturna Brokerage Services (the Trust's distributor)	N/A	N/A
(graphic omitted)	Ethel B. Bartolome¹ 1300 N. State Street Bellingham, WA 98225 Age: 40	Secretary since 2001	Corporate Administrator, Saturna Capital Corporation (the Trust's investment adviser)	N/A	N/A
(graphic omitted)	Christopher R. Fankhauser¹ 1300 N. State Street Bellingham, WA 98225 Age: 40	Treasurer since 2002	Chief Operations Officer, Saturna Capital Corporation (the Trust's investment adviser); Vice President and Chief Operations Officer, Saturna Brokerage Services (the Trust's Distributor)	N/A	N/A
(graphic omitted)	Michael E. Lewis¹ 1300 N. State Street Bellingham, WA 98225 Age: 51	Chief Compliance Officer since 2012	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds; District Director, Seattle Office, Financial Industry Regulatory Authority (FINRA)	N/A	N/A

¹ Messrs. McIlvaine, Fankhauser, and Lewis, and Mrs. Bartolome are "interested persons" of the Trust as officers and/or employees of the Adviser, Saturna Capital Corporation. Messrs. Fankhauser and Lewis, and Mrs. Bartolome hold the same positions with Amana Mutual Funds Trust, which has three fund portfolios, and is also managed by Saturna Capital Corporation.

November 30, 2012 Annual Report     |     61

Renewal of Investment Advisory Contract (unaudited)

During their meeting of September 23, 2012, the Trustees of Saturna Investment Trust discussed the continuance of the various operating agreements related to each of the following Sextant Funds: Short-Term Bond Fund, Bond Income Fund, Core Fund, Growth Fund, and International Fund ("Funds"). The Trustees focused on renewing the Investment Advisory and Administration Agreements between the Funds and Saturna Capital Corporation ("Saturna"), and discussed the nature, extent, and quality of the services provided by Saturna. The Trustees discussed Saturna's experience, ability and commitment to quality in-house service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution — in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational problems, as well as its substantial investments in premises, personnel, training and equipment to meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced and specialized staff, and to improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Funds. They appreciate Saturna's focus on investors, avoiding potential conflicts of interest.

The Trustees found that the investment performance of the Sextant International Fund, both in absolute numbers and relative to funds in its Morningstar category, was outstanding, and that the performance of both Sextant Growth Fund and Sextant Core Fund was very good. The Trustees judged the performance of Sextant Short-Term Bond Fund and Sextant Bond Income as satisfactory, particularly considering the quality focus of their portfolios, which is not universally the case among bond funds, many of which incur greater risk in the name of performance. The Trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contract.

The Trustees reviewed the fees and expenses of the Funds. They noted that the Funds' performance-based advisory fees are reasonable and fair to the shareowners, and unusual in the industry. The Trustees found the expense ratios to be highly competitive and fair, given the sizes of the Funds, services provided, and expenses incurred.

The Trustees reviewed Saturna's financial information and discussed the issue of profitability related to management and administration of the Funds as part of their evaluation of whether the fees under the advisory contracts bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent and quality of such services. The Trustees noted Saturna's sharing of its revenues to pay marketing and distribution costs of the Funds.

The Trustees considered the increasing assets of the Funds, and the extent to which advisory fees reflected economies of scale. The Trustees noted that, although the assets of the Funds generally have grown, the Funds remain small, and there has been no opportunity for Saturna to demonstrate economies of scale. In fact, Saturna continues to operate the Funds at significant cost to itself. The Trustees also considered whether there are other potential benefits to Saturna from acting as investment adviser, and found none.

In considering other potential benefits to Saturna from acting as investment adviser, the Trustees noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios. In fact, Saturna voluntarily waives brokerage commissions for Fund portfolio trades executed through its affiliated broker at a considerable cost to Saturna, which results in savings to Fund shareowners.

The Trustees considered the fees charged by Saturna to other kinds of accounts and the different services provided to those accounts, as well as the ways in which Saturna's service and work done for other accounts it manages benefit the Funds.

The Trustees concluded that the fees paid by the Funds to Saturna were reasonable in light of the services provided, comparative performance, expense and fees, costs of services provided and profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the Investment Advisory and Administration Agreements between Saturna and each of Sextant Bond Income, Sextant Short Term Bond, Sextant Core, Sextant Growth, and Sextant International Funds.

62     |     November 30, 2012 Annual Report

Availability of Quarterly Portfolio Information

(1) The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov, and at www.sextantfunds.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantfunds.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www. sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital and the Sextant Mutual Funds, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800/SATURNA (1-800-728-8762)

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800/SATURNA or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800/SATURNA or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

November 30, 2012 Annual Report     |     63

www.sextantfunds.com

Saturna Capital (logo omitted)
1300 North State Street
Bellingham, WA 98225
www.saturna.com
800/SATURNA

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

IDAHO TAX-EXEMPT FUND

ANNUAL REPORT

NOVEMBER 30, 2012

IDAHO TAX-EXEMPT FUND

ANNUAL REPORT

November 30, 2012

Performance Summary (as of December 31, 2012) (unaudited)

Average Annual Returns (before any taxes paid by shareowners)
	10 Years	5 Years	3 Years	1 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	3.81%	4.47%	4.55%	3.90%	0.62%
S&P Idaho Municipal Bond Index	5.73%	6.21%	7.05%	8.10%	N/A
"Muni Single State Long" Category Average	4.37%	4.89%	6.19%	7.57%	N/A
% Rank in category	89	77	95	100	N/A
Absolute Rank/Funds in category	230/258	227/292	297/312	327/327	N/A

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free (800) SATURNA or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial advisor, visit www.idahotaxexemptfund.com or call toll free 1-800/SATURNA. Please read the prospectus or summary prospectus carefully before investing.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus which is dated March 30, 2012, and incorporates results for the fiscal year ended November 30, 2011. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Source: Morningstar December 31, 2012. Morningstar, Inc. is an independent fund performance monitor. Rankings and category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns account for management, administrative, 12b-1 fees, and other costs automatically deducted from fund assets.

"% Rank in Category": This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

2	November 30, 2012	Annual Report

(graphic omitted)

Fellow Shareowners:

For the six months ended November 30, 2012, Idaho Tax-Exempt Fund returned 2.74%. For the twelve months ended November 30, the Fund returned 6.33%. Over the one year period, the Fund's outstanding shares decreased 1% to 2.91 million, while net assets rose 2.4% to $16.5 million. The Fund's NAV ended the year at $5.68, $0.01 below its high for the year.

As the economy recovers, Idaho's economic prospects are improving. For the year, Idaho's unemployment fell from 8.5% to 6.8%, with total employment rising 1.9%. To boost economic activity, the Legislature cut the top personal income tax rate for high earners and the top corporate tax rate. Combined corporate, personal and sales tax revenue for state agencies improved in 2012. In light of future efforts to restrain the federal deficit, Idaho's future federal funding remains a concern. Property taxes remain soft.

For the third straight year, the 2012 ALEC-Laffer State Economic Outlook Rankings places Idaho in the top ten, sixth best in the nation. For the decade from 2000-2010, ALEC State Economic Performance Rankings placed Idaho 17th overall.

Looking ahead, Idaho has proven it can budget, spend and save responsibly despite difficult economic circumstances. As some state and the national credit ratings come under review for downgrade, it is more important than ever to own the right bonds from the right issuers. Idaho's credit rating outlook will remain stable despite federal funding uncertainty.

For those seeking a conservative investment vehicle, the Idaho Tax-Exempt Fund offers a diversified portfolio of high-grade issues intended to provide income exempt from federal income, alternative minimum taxes and Idaho state income taxes. In the current low interest rate environment, the Fund may purchase more carefully vetted, marketable, non-rated Idaho bonds. While permitted, the Fund remains reluctant to invest assets in U.S. territories such as Guam, Virgin Islands and Puerto Rico to boost income at the expense of creditworthiness.

We invite you to review the advantages of the Idaho Tax- Exempt Fund, and we welcome your suggestions. Only with your help can we be certain that we are meeting our primary objective — fulfilling your investment needs.

Respectfully,

(graphic omitted)

Nicholas Kaiser,
President

(graphic omitted)

Phelps McIlvaine,
Vice President, Portfolio Manager

November 30, 2012	Annual Report	3

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2012)
	10 Years	5 Years	1 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	4.08%	4.78%	6.33%	0.62%
S&P Idaho Municipal Bond Index	6.03%	6.35%	10.95%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 29, 2002, to an identical amount invested in the Standard & Poor's Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $14,921 versus $17,979 in the S&P Idaho Municipal Bond Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated March 30, 2012, and incorporates results for the fiscal year ended November 30, 2011. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification	Top Ten Holdings
	% of Fund Assets
Weightings are shown as a percentage of total net assets.	Idaho State Building Authority Revenue 5.00% due 09/01/2032	3.0%
	Ada & Canyon Cos. ID SCD #3 Kuna 4.00% due 08/15/2022	2.9%
	Madison Co. ID SCD #321 Rexburg 4.50% due 08/15/2024	2.7%
	Boise State University Revenues 5.00% due 04/01/2034	2.7%
	Owyhee & Elmore Cos. ID JSD #365 Grand View 4.00% due 08/15/2027	2.4%
	Payette Co. ID SCD #373 5.00% due 09/15/2024	2.4%
	Pocatello ID Water Revenue 4.75% due 02/01/2026	2.4%
	Canyon Co. ID SCD #139 Vallivue 4.35% due 09/15/2025	2.3%
	Canyon Co. ID SCD #131 Nampa 4.75% due 08/15/2019	2.0%
	Valley & Adams Cos. ID JSD #421 McCall 4.50% due 08/01/2024	2.0%

4	November 30, 2012	Annual Report

Discussion of Fund Performance (unaudited)

For the six months ended November 30, 2012, Idaho Tax-Exempt Fund returned 2.74%. For the twelve months ended November 30, 2012, Fund returned 6.33%. The Fund's operating expense ratio was a low 0.62%. For the year, the Fund's net assets rose 2.4% to $16.5 million. In a year where interest rate movement was constrained by U.S. Federal Reserve policy, the Fund's Net Asset Value per share moved in a narrow range from $5.51 to $5.69.

Factors Affecting Past Performance

U.S. Federal Reserve Operation Twist and QE III were successful in flattening yield curves and driving long U.S. interest rates lower. Municipal bond yield curves flattened, substantially boosting returns for long maturities. The U.S. Federal Reserve near-zero federal funds policy was also successful in forcing investors to take more risk, producing significantly better performance for lower rated bonds. Both policies place conservative, high grade, medium-term bond funds at a disadvantage. To avoid reducing current yield and realizing significant capital gains, the Fund held older, higher yielding positions instead of swapping them for lower rated or longer-term bonds. As the Fund holds small positions, we believe it is more cost effective to reinvest proceeds from matured bonds than sell them in the open market. These decisions caused the Fund to significantly underperform its benchmark.

Looking Forward

For 2013 we expect the economy to modestly strengthen and for Fed policy to become less accommodative, resulting in higher long rates and a steeper yield curve. Our forecast relies heavily on changes in U.S. Federal Reserve Bank policy. We expect the near-zero federal funds rate policy to continue through 2013, anchoring the short end of the yield curve. However, the experimental nature of QE III and Operation Twist make their duration less certain. Eventually, these policies will be suspended and reversed. At that time, long yields may normalize (rise), and the curve will steepen, reversing this year's flattening. Should rates rise, the Fund is well positioned to swap high quality, readily marketable short paper for higher yielding, longer paper when the opportunity comes.

We are concerned about reforms to the U.S. tax code. Exemptions for municipal bond interest income and exempt issuer status for municipal bond issuers have both been identified for possible reform. The municipal bond industry and various state governments are actively opposing these reforms. We do not expect reforms to be retroactive.

We expect the federal government to design a fiscal faucet to control federal spending. Cliffs do not work. The economy will adjust to proportionally less government spending. Balanced budget amendments control the fiscal faucet at the state level. Economic growth, taxes, borrowing capacity, interest cost, and liabilities are exerting mounting pressure to slow federal spending. In this environment, cyclical upward pressure on inflation and interest rates will be slow to evolve. Investors and savers may remain starved for income for another year. Slowing economies in India, Brazil, and China, and austerity in Europe, may dampen growth. We expect U.S. corporate balance sheets to improve further even as earnings flatten. Personal wealth will continue to recover with firming housing and stock prices. Job growth will continue its modest recovery. On balance, we expect 2013 to be an positive year. As the world economy finds better footing in 2013, the U.S. Federal Reserve will reverse policy and trigger an upward adjustment in rates for which the Fund is well prepared.

The Fund has recently expanded the range of non-rated Idaho bonds eligible for investment. We will actively pursue those new opportunities that are appropriate for the Fund and our investors. While some Idaho bond investors seek to boost income by investing in U.S. territories such as Guam, Puerto Rico, and the U.S. Virgin Islands, the Idaho Tax-Exempt Fund remains reluctant to do so.

Municipal bonds remain fairly valued with yields accurately reflecting an issuer's creditworthiness. Furthermore, some municipal bond yields remain above those of U.S. Treasurys and do not contain a flight-to-quality price premium that will disappear when the economy regains strength and the Fed reverses policy. As such, municipal bonds are a good value compared to U.S. Treasury notes and many lower rated corporate bonds.

Bond Quality Diversification

Based on total net assets as of November 30, 2012.

Source: Moody's Investors Services.

November 30, 2012	Annual Report	5

Schedule of Investments

Tax-Exempt Municipal Bonds — 93.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Power Generation — 0.7%
Idaho Falls ID Electric Revenue	6.75% due 04/01/2019	$105,000	$113,703	0.7%
		105,000	113,703	0.7%

Financial Services — 0.6%
Idaho Bond Bank Authority¹	4.00% due 09/15/2019	90,000	104,346	0.6%
		90,000	104,346	0.6%

General Obligation — 58.3%
Ada & Canyon Cos. ID JSD #2 Meridian	5.00% due 08/15/2020	165,000	185,320	1.1%
Ada & Canyon Cos. ID JSD #2 Meridian	5.00% due 08/15/2021	155,000	174,088	1.1%
Ada & Canyon Cos. ID JSD #2 Meridian¹	5.50% due 07/30/2015	50,000	56,137	0.3%
Ada & Canyon Cos. ID JSD #3 Kuna	5.00% due 09/15/2019	240,000	276,535	1.7%
Ada & Canyon Cos. ID SCD #3 Kuna	4.00% due 08/15/2022	400,000	486,684	2.9%
Adams & Washington Cos. ID JSD #432	4.00% due 08/15/2019	100,000	108,652	0.7%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2020	250,000	287,358	1.7%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2027	200,000	223,190	1.4%
Blaine Co. ID Series A	4.05% due 08/01/2023	150,000	166,137	1.0%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2029	250,000	311,772	1.9%
Bonneville & Bingham Cos. ID JSD #93	4.50% due 09/15/2016	150,000	166,751	1.0%
Bonneville Co. SCD #91	3.75% due 09/15/2032	285,000	314,164	1.9%
Boundary Co. ID SCD #101	4.00% due 08/15/2021	240,000	267,211	1.6%
Canyon Co. ID SCD #131 Nampa	5.00% due 08/15/2023	105,000	117,780	0.7%
Canyon Co. ID SCD #131 Nampa	4.75% due 08/15/2019	325,000	335,186	2.0%
Canyon Co. ID SCD #134 Middleton	4.65% due 07/31/2016	170,000	174,918	1.1%
Canyon Co. ID SCD #139 Vallivue	4.35% due 09/15/2025	350,000	380,572	2.3%
Canyon Co. ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	330,541	2.0%
Clark Co. ID SCD #161 Dubois	2.50% due 08/01/2016	280,000	297,321	1.8%
Fremont & Madison Cos. ID JSD #215	4.125% due 08/15/2024	130,000	145,675	0.9%
Fremont & Madison Cos. ID JSD #215	4.00% due 08/15/2019	200,000	229,202	1.4%
Jefferson & Madison Cos. ID SCD #251 Rigby	4.25% due 09/01/2024	100,000	112,781	0.7%
Jerome, Lincoln, & Gooding Cos. ID JSD #261	3.75% due 09/15/2018	125,000	136,608	0.8%
Jerome, Lincoln, & Gooding Cos. ID JSD #261	5.00% due 09/15/2022	250,000	280,182	1.7%
Kootenai Co ID SCD #271	4.00% due 09/15/2025	165,000	194,332	1.2%
Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	235,154	1.4%
Latah, Nez Perce, & Clearwater ID JSD #283	4.50% due 08/15/2027	190,000	218,086	1.3%
Lemhi Co. ID	4.20% due 08/01/2015	100,000	100,395	0.6%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2024	410,000	446,031	2.7%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2026	250,000	270,823	1.6%
Meridian ID Free Library District	5.00% due 08/01/2015	100,000	100,714	0.6%
Minidoka & Jerome Cos. ID JSD #331	4.375 due 08/15/2024	225,000	239,465	1.5%
Minidoka & Jerome Cos. ID JSD #331	4.50% due 08/15/2025	160,000	170,696	1.0%
Minidoka & Jerome Cos. ID JSD #331¹	4.50% due 08/15/2018	75,000	82,384	0.5%
Minidoka & Jerome Cos. ID JSD #331¹	4.50% due 08/15/2020	75,000	81,484	0.5%
Nampa ID Series B	5.00% due 08/01/2020	200,000	223,994	1.4%
Owyhee & Canyon Cos. ID JSD #370 Homedale	4.55% due 08/15/2016	160,000	181,923	1.1%
Owyhee & Elmore Cos. ID JSD #365 Grand View	4.00% due 08/15/2027	350,000	399,014	2.4%
Payette Co. ID SCD #373	5.00% due 09/15/2024	350,000	390,176	2.4%
Twin Falls & Gooding Cos. ID JSD #412	4.125 due 09/01/2023	100,000	119,703	0.7%
Twin Falls Co. ID SCD #411	4.30% due 09/15/2025	120,000	130,265	0.8%
Valley & Adams Cos. ID JSD #421 McCall	4.50% due 08/01/2022	135,000	154,431	0.9%
Valley & Adams Cos. ID JSD #421 McCall	4.50% due 08/01/2024	290,000	331,740	2.0%
		8,605,000	9,635,575	58.3%

Continued on next page.

6	November 30, 2012	Annual Report	The accompanying notes are an integral part of these financial statements.

Schedule of Investments

Tax-Exempt Municipal Bonds — 93.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Health Care Facilities — 2.4%
Idaho Health Facility Authority Revenue	6.00% due 02/01/2023	$200,000	$247,872	1.5%
Idaho Health Facility Authority Revenue	6.25% due 12/01/2033	115,000	140,494	0.9%
		315,000	388,366	2.4%

Municipal Leases — 1.0%
Nez Perce Co. ID COPS	4.50% due 02/01/2021	150,000	159,690	1.0%
		150,000	159,690	1.0%

Pollution Control — 3.4%
Caldwell ID Sewer Revenue	4.50% due 09/01/2019	100,000	118,805	0.7%
Idaho Bond Bank Authority	4.30% due 09/01/2022	135,000	141,033	0.9%
Idaho Bond Bank Authority¹	4.125% due 09/15/2023	75,000	82,796	0.5%
Moscow ID Sewer Revenue	4.45% due 05/01/2028	200,000	223,136	1.3%
		510,000	565,770	3.4%

Real Estate — 5.2%
Idaho Housing & Finance Association¹	5.65% due 7/01/2028	20,000	20,291	0.1%
Idaho State Building Authority Revenue	4.50% due 09/01/2023	110,000	113,465	0.7%
Idaho State Building Authority Revenue	5.00% due 09/01/2032	400,000	489,436	3.0%
Post Falls ID LID SPA	5.00% due 05/01/2021	240,000	240,086	1.4%
		770,000	863,278	5.2%

State Education — 10.3%
Boise State University Revenues	4.50% due 04/01/2027	250,000	274,010	1.6%
Boise State University Revenues	5.00% due 04/01/2034	385,000	437,572	2.7%
Idaho State University Revenues	4.625% due 04/01/2024	220,000	230,116	1.4%
University of Idaho Revenues	5.00% due 04/01/2028	225,000	260,460	1.6%
University of Idaho Revenues	5.00% due 04/01/2019	200,000	219,530	1.3%
University of Idaho Revenues	5.00% due 04/01/2020	260,000	285,134	1.7%
		1,540,000	1,706,822	10.3%

Transportation — 3.4%
Idaho Housing & Finance Association	4.60% due 07/15/2023	250,000	283,055	1.7%
Idaho Housing & Finance Association	5.00% due 07/15/2024	200,000	227,614	1.4%
Idaho Housing & Finance Association¹	5.00% due 07/15/2027	50,000	58,014	0.3%
		500,000	568,683	3.4%

Urban Renewal — 1.7%
Boise City ID Urban Renewal Agency Lease Revenue	5.00% due 08/15/2020	160,000	178,149	1.1%
Boise City ID Urban Renewal Agency Lease Revenue¹	5.00% due 08/15/2021	90,000	99,728	0.6%
		250,000	277,877	1.7%

Water Supply — 6.5%
Chubbuck ID Water Revenue	4.00% due 09/01/2025	155,000	177,199	1.1%
Idaho Bond Bank Authority	4.00% due 09/15/2024	100,000	110,075	0.6%
Idaho Bond Bank Authority	5.00% due 09/15/2026	250,000	282,015	1.7%
Pocatello ID Water Revenue	4.50% due 02/01/2024	100,000	109,920	0.7%
Pocatello ID Water Revenue	4.75% due 02/01/2026	350,000	386,967	2.4%
		955,000	1,066,176	6.5%

Total investments	(Cost = $14,296,169)	$13,790,000	15,450,286	93.5%
Other assets (net of liabilities)			1,065,428	6.5%
Total net assets			$16,515,714	100.0%
¹ Indicates an odd lot. Please refer to page 11 for more information regarding odd lots.

The accompanying notes are an integral part of these financial statements.	November 30, 2012	Annual Report	7

Statement of Assets and Liabilities

As of November 30, 2012

Assets
Investments in securities, at value (Cost $14,296,169)	$15,450,286
Cash	955,270
Interest receivable	168,756
Insurance reserve premium	801
Total assets		16,575,113
Liabilities
Payable for Fund shares redeemed	21,720
Accrued expenses	16,984
Distributions payable	13,480
Payable to affiliates	7,215
Total liabilities		59,399
Net assets		$16,515,714

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$15,357,980
Undistributed tax free income	3,617
Unrealized net appreciation on investments	1,154,117
Net assets applicable to Fund shares outstanding		$16,515,714

Fund shares outstanding		2,908,728

Net asset value, offering and redemption price per share		$5.68

Statement of Operations

Year ended November 30, 2012

Investment income
Interest income	$558,798
Gross investment income		558,798
Expenses
Investment adviser fees	79,792
Audit fees	5,124
Trustee fees	3,644
Printing and postage	2,419
Filing and registration fees	2,042
Chief Compliance Officer expenses	1,828
Other expenses	1,734
Legal fees	1,494
Custodian fees	736
Retirement plan custodial fees	121
Total gross expenses	98,934
Less custodian fee credits	(736)
Net expenses		98,198
Net investment income		$460,600

Net realized gain from investments		$36,728
Net increase in unrealized appreciation on investments		495,979
Net gain on investments		$532,707

Net increase in net assets resulting from operations		$993,307

8	November 30, 2012	Annual Report	The accompanying notes are an integral part of these financial statements.

Statements of Changes of Net Assets

	Year ended Nov. 30, 2012	Year ended Nov. 30, 2011
Increase (decrease) in net assets from operations:
From operations
Net investment income	$460,600	$494,074
Net realized gain on investments	36,728	11,379
Net increase in unrealized appreciation	495,979	199,602
Net increase in net assets	993,307	705,055
Distributions to shareholders from
Net investment income	(460,825)	(494,074)
Capital gains distributions	(36,739)	(11,396)
Total distributions	(497,564)	(505,470)
Capital share transactions
Proceeds from sales of shares	1,081,366	2,156,201
Value of shares issued in reinvestment of dividends	396,137	396,674
Cost of shares redeemed	(1,574,954)	(1,864,860)
Net increase (decrease) in net assets	(97,451)	688,015
Total increase in net assets	398,292	887,600

Net assets
Beginning of year	16,117,422	15,229,822
End of year	16,515,714	16,117,422

Undistributed tax-free income	$3,617	$3,842

Shares of the Fund sold and redeemed
Number of shares sold	192,360	399,005
Number of shares issued in reinvestment of dividends	70,444	73,111
Number of shares redeemed	(280,880)	(350,738)
Net increase (decrease) in number of shares outstanding	(18,076)	121,378

Financial Highlights

	For Year Ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2012	2011	2010	2009	2008
Net asset value at beginning of year	$5.51	$5.43	$5.43	$4.94	$5.30
Income from investment operations
Net investment income	0.16	0.18	0.17	0.17	0.18
Net gain (loss) on securities (both realized & unrealized)	0.18	0.08	-	0.49	(0.36)
Total from investment operations	0.34	0.26	0.17	0.66	(0.18)
Less distributions
Dividends (from net investment income)	(0.16)	(0.18)	(0.17)	(0.17)	(0.18)
Distributions (from capital gains)	(0.01)	0.00¹	0.00¹	-	-
Total distributions	(0.17)	(0.18)	(0.17)	(0.17)	(0.18)
Paid-in capital from early redemption fees	-	0.00¹	0.00¹	0.00¹	0.00¹

Net asset value at end of year	$5.68	$5.51	$5.43	$5.43	$4.94

Total return	6.33%	4.91%	3.26%	13.46%	(3.36)%

Ratios / supplemental data
Net assets ($000), end of year	$16,516	$16,117	$15,230	$14,610	$11,774
Ratio of expenses to average net assets
Before custodian fee credits	0.62%	0.62%	0.74%	0.85%	0.77%
After custodian fee credits	0.62%	0.61%	0.73%	0.84%	0.76%
Ratio of net investment income after custodian credits to average net assets	2.89%	3.27%	3.23%	3.19%	3.51%
Portfolio turnover rate	12%	4%	2%	3%	7%
¹Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	November 30, 2012	Annual Report	9

Notes To Financial Statements

Note 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series investment company under the Investment Company Act of 1940, as amended. Six portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other six portfolios are distributed through a separate prospectus and the results of those funds are contained in a separate report.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987. The investment objective of the Fund is to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Share valuation:

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table below is a summary of the inputs used as of November 30, 2012, in valuing the Fund's investments carried at value.

Fair Value Inputs	Total	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Municipal Bonds	$15,450,286	$-	$14,865,106	$585,180
Total Assets	$15,450,286	$-	$14,865,106	$585,180

10	November 30, 2012	Annual Report

Notes To Financial Statements (continued)

Level 3 Roll-Forward Municipal Securities
Beginning balance	$608,728
Total unrealized gains or losses	1,452
Purchases	-
Maturity/call	(25,000)
Transfers into (out of) Level 3	-
Ending balance	$585,180

New accounting pronouncement:

In May 2011, FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements" in GAAP and the International Financial Reporting Standards ("IFRSs"). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years.

Odd Lots:

The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of the Fund's holdings consist of less than a Round Lot and are considered "Odd Lots." Odd Lots trade at a discount to Round Lots to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Fund applies a discount to the valuation of Odd Lot holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	-0.750%
10,000-24,999	-0.625%
25,000-49,999	-0.500%
50,000-74,999	-0.375%
75,000-99,999	-0.250%
100,000 and up	none

Income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-free income dividends, and the requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009 — 2011), or expected to be taken in the Fund's 2012 tax return. The Fund identifies its major tax jurisdiction as U.S. federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Derivative instruments and hedging activities:

The Fund has adopted the financial reporting rules and regulations that require enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the fiscal year ended November 30, 2012, the Fund did not hold any derivative instruments.

Distributions to shareowners:

The Fund's dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations, and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on payable date. Shareowners may elect to take dividends in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share:

Accumulated gain (loss)	$11
Paid-in capital	$(11)

Other:

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the state of Idaho.

Interest income is recognized on an accrual basis. Discounts on securities purchased are accreted and premiums are amortized over the lives of the respective securities.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

November 30, 2012	Annual Report	11

Notes To Financial Statements (continued)

Note 3 — Transactions with Affiliated Persons

Under contracts approved annually by the Fund's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal year ended November 30, 2012, the Fund incurred advisory fee expenses of $79,792. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the year ended November 30, 2012. Saturna Capital has voluntarily elected to waive the transfer agent fee for an indefinite period, which may cease at Saturna Capital's election, to reduce the Fund's operating expenses.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the year ended November 30, 2012, the Fund incurred retirement plan custodial fees of $121.

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital, Saturna Brokerage Services, and Saturna Trust Company. Mr Kaiser is not compensated by the Trust. For the fiscal year ended November 30, 2012, the Trust incurred compensation expenses of $29,000 which is included in $50,089 of total expenses for the independent Trustees. Idaho Tax-Exempt Fund paid $3,644 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal year ended November 30, 2012, the Fund paid $1,828 in compensation for such services.

On November 30, 2012, the trustees, officers, and their immediate families as a group directly or indirectly owned 9.43% of the outstanding shares of the Fund.

Note 4 — Investments

During the fiscal year ended November 30, 2012, the Fund purchased $2,083,699 of securities and sold/matured $1,758,100 of securities.

Note 5 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2012, and 2011 were as follows:

	2012	2011
Tax-exempt income	$460,825	$493,850
Taxable income	-	224
Capital gain¹	$36,739	$11,396

¹Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

The cost basis of investments for federal income tax purposes at November 30, 2012 were as follows:

Cost of investments	$14,296,169
Gross tax unrealized appreciation	1,154,117
Gross tax unrealized depreciation	-
Net tax unrealized appreciation	$1,154,117

As of November 30, 2012, the components of distributable earnings on a tax bases were as follows:

Undistributed tax-exempt income	$3,617
Tax accumulated earnings	3,617
Unrealized appreciation	1,154,117
Total accumulated earnings	$1,157,734

Note 6 — Custodian

Under the agreement in place with BNY Mellon, custody fees are reduced by credits for cash balances. Such reduction for the fiscal year ended November 30, 2012, amounted to $736.

Note 7 — Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12	November 30, 2012	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of Idaho Tax-Exempt Fund, a series of the Saturna Investment Trust (the "Trust"), including the schedule of investments as of November 30, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

January 18, 2013

(graphic omitted)
Tait, Weller & Baker LLP

November 30, 2012	Annual Report	13

Expenses (unaudited)

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Saturna Individual Retirement Accounts. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012, to November 30, 2012).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund also charges the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $25 per domestic bank wire, $35 per international bank wire, or overnight courier delivery charges.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2012]	Ending Account Value [November 30, 2012]	Expenses Paid During Period¹
Actual	$1,000.00	$1,027.40	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04

¹ Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.60% (based on the most recent semi-annual period of June 1, 2012 through November 30, 2012) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

14	November 30, 2012	Annual Report

Trustees and Officers (unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees
(graphic omitted)	John E. Love 1300 N. State Street Bellingham WA 98225 Age: 80	Independent Trustee since 1987; Independent Chairman	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Seven	None
(graphic omitted)	Gary A. Goldfogel, MD 1300 N. State Street Bellingham WA 98225 Age: 54	Independent Trustee since 1995	Medical Examiner (pathologist). Owner, Avocet Environmental Testing (laboratory)	Seven	None
(graphic omitted)	Herbert G. Grubel, PhD 1300 N. State Street Bellingham WA 98225 Age: 78	Independent Trustee since 2005	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Seven	Amana Mutual Funds Trust (retired 2011)
(graphic omitted)	Ronald H. Fielding, MA, MBA, CFA 1300 N. State Street Bellingham WA 98225 Age: 63	Independent Trustee since 2009	Retired (2009); Senior Vice President & Portfolio Manager, OppenheimerFunds Rochester Division	Ten	Amana Mutual Funds Trust; ICI Mutual Insurance Company
Interested Trustee
(graphic omitted)	Nicholas F. Kaiser, MBA, CFA¹ 1300 N. State Street Bellingham WA 98225 Age: 66	President and Trustee since 1990	Chairman (retired president 2009), Saturna Capital Corporation (the Trust's investment adviser); Director, Saturna Brokerage Services (the Trust's distributor)	Ten	Amana Mutual Funds Trust

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees. The Fund's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800/SATURNA and on the Fund's website, www.idahotaxexemptfund.com, includes additional information about the Trustees.

On November 30, 2012 the Trustees, officers, and their related accounts as a group owned 9.43% of the outstanding shares of the Fund. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor.

¹ Mr. Kaiser is an "interested person" of the Trust as an officer of the Adviser, Saturna Capital Corporation ,and a director of the Distributor, Saturna Brokerage Services. He holds the same positions with Amana Mutual Funds Trust, which has three fund portfolios, and is also managed by Saturna Capital Corporation.

November 30, 2012	Annual Report	15

Trustees and Officers (continued) (unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Officers Who Are Not Trustees
(graphic omitted)	Phelps S. McIlvaine¹ 1300 N. State Street Bellingham, WA 98225 Age: 59	Vice President since 1994	Vice President, Saturna Capital Corporation (the Trust's investment adviser); Director and Treasurer, Saturna Brokerage Services (the Trust's distributor)	N/A	N/A
(graphic omitted)	Ethel B. Bartolome¹ 1300 N. State Street Bellingham, WA 98225 Age: 40	Secretary since 2001	Corporate Administrator, Saturna Capital Corporation (the Trust's investment adviser)	N/A	N/A
(graphic omitted)	Christopher R. Fankhauser¹ 1300 N. State Street Bellingham, WA 98225 Age: 40	Treasurer since 2002	Chief Operations Officer, Saturna Capital Corporation (the Trust's investment adviser); Vice President and Chief Operations Officer, Saturna Brokerage Services (the Trust's Distributor)	N/A	N/A
(graphic omitted)	Michael E. Lewis¹ 1300 N. State Street Bellingham, WA 98225 Age: 51	Chief Compliance Officer since 2012	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds; District Director, Seattle Office, Financial Industry Regulatory Authority (FINRA)	N/A	N/A

¹ Messrs. McIlvaine, Fankhauser, and Lewis, and Mrs. Bartolome are "interested persons" of the Trust as officers and/or employees of the Adviser, Saturna Capital Corporation. Messrs. Fankhauser and Lewis, and and Mrs. Bartolome hold the same positions with Amana Mutual Funds Trust, which has three fund portfolios, and is also managed by Saturna Capital Corporation.

16	November 30, 2012	Annual Report

Renewal of Investment Advisory Contract

During their meeting of September 23, 2012, the Trustees of Saturna Investment Trust discussed the question of renewing the Investment Advisory and Administration Agreement between Idaho Tax-Exempt Fund ("Fund") and Saturna Capital Corporation ("Saturna"), and discussed the nature, extent, and quality of the services provided by Saturna. The Trustees took into consideration that the Fund offers a full range of high-quality investor services. The Trustees discussed Saturna's experience, ability, and commitment to quality in-house service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational problems, plus its substantial investments in premises, personnel, training, and equipment to meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of any mutual fund. They appreciate Saturna's focus on investors, avoiding potential conflicts of interest.

In addition to information provided throughout the year, the Trustees utilized an August 2012 comparison of performance and expenses of the Fund with those of 305 other municipal bond mutual funds in Morningstar's "single state long" category and found the Fund's long-term performance acceptable in view of the quality focus of its portfolio, which is not universally the case among municipal bond funds, many of which incur greater risk in the name of performance. The Trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contract.

The Trustees reviewed the fees and expenses of the Fund. The Trustees found the expense ratio acceptable and to be advantageous to shareowners given the size of the Fund, services provided, and expenses incurred.

The Trustees reviewed Saturna's financial information and discussed the issue of profitability related to management and administration of the Fund as part of their evaluation of whether the fees under the advisory contract bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services. The Trustees noted Saturna's sharing of its revenues to pay marketing and distribution costs of the Fund.

The Trustees noted that, although the assets of the Fund have grown, the Fund remains small, and there has been no opportunity for Saturna to demonstrate economies of scale. In fact, Saturna continues to operate the Fund at significant cost to itself. The Trustees also considered whether there are other potential benefits to Saturna from acting as investment adviser and found none.

The Trustees considered the fees charged by Saturna to other kinds of accounts and the different services provided to those accounts, as well as the ways in which Saturna's service and work done for other accounts it manages benefit the Fund.

The Trustees concluded that the fees paid by the Fund to Saturna were reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided and profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Fund. Following this discussion, the Trustees unanimously agreed to renew the Fund's advisory agreement with Saturna.

November 30, 2012	Annual Report	17

Availability of Quarterly Portfolio Information

(1) The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Fund's Form N-Q is available on the SEC's website at www.sec.gov and at www.idahotaxexemptfund.com.

(3) The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

(4) The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www. idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800/SATURNA (1-800-728-8762).

Householding Policy

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 800/SATURNA or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 800/SATURNA or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

18	November 30, 2012	Annual Report

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November 30, 2012	Annual Report	19

www.idahotaxexemptfund.com

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

(logo omitted)

Saturna Capital
1300 N. State Street
Bellingham, WA 98225
www.saturna.com
(800) SATURNA

Saturna Brokerage Services, Distributor

Item 2. Code of Ethics.

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at http://www.saturna.com/codeofethics.shtml.

Item 3. Audit Committee Financial Expert.

(a)(1)(i) The Trust has an audit committee financial expert serving on its audit committee.

(a)(2)(ii) As of November 30, 2012, Mr. Ronald H. Fielding, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
For the fiscal years ending November 30, 2012 and 2011, the aggregate audit fees billed for professional services rendered by the principal accountant were $81,000 and $80,000. respectively.

(b) Audit-Related Fees
There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending November 30, 2012 and 2011.

(c) Tax Fees
For the fiscal years ending November 30, 2012 and 2011, the aggregate tax fees billed for professional services rendered by the principal accountant were $17,100 and $14,000, resepctively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2012 and 2011.

(e)(1) Audit & Compliance Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Saturna Investment Trust Audit & Compliance Committee Charter:

C. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services

One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 27, 2012, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a) Code of Ethics.

(b) Certifications.

(1) Nicholas Kaiser, President, Saturna Investment Trust
(2) Christopher Fankhauser, Treasurer, Saturna Investment Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: January 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: January 29, 2013

By:

/s/ Christopher Fankhauser
Christopher Fankhauser, Treasurer

Date: January 29, 2013